UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund

Semi-Annual Report
June 30, 2013

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

							Five Year	Ten Year	Avg.
					Six Month	One Year	Average	Average	Annual
					Total	Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Ended	Since
Funds	Dates	6/30/13	Ratio*, **	Ratio**	6/30/13	6/30/13	6/30/13	6/30/13	Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$19.81	0.81%	0.97%	12.43%	21.89%	8.78%	8.22%	7.97%
S&P 500® Index1					13.82%	20.60%	7.01%	7.30%	7.54%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$25.41	N/A	0.95%	11.99%	16.71%	9.00%	10.36%	11.07%
Russell 2000® Index2					15.86%	24.21%	8.77%	9.53%	9.02%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$24.69	N/A	1.20%	11.87%	16.43%	8.73%	10.08%	9.99%
Russell 2000® Index2					15.86%	24.21%	8.77%	9.53%	9.27%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$10.52	1.01%	1.19%	8.68%	12.39%	N/A	N/A	2.36%
Russell 2500® Index3					15.42%	25.61%	N/A	N/A	8.18%
LKCM Balanced Fund	12/30/97	$17.53	0.80%	1.10%	9.34%	14.45%	8.12%	7.50%	5.89%
S&P 500® Index1					13.82%	20.60%	7.01%	7.30%	5.20%
Barclays U.S. Intermediate
Government/Credit Bond Index4					-1.45%	0.28%	4.57%	4.03%	5.29%
LKCM Fixed Income Fund	12/30/97	$10.98	0.65%	0.71%	-0.94%	1.57%	5.46%	4.27%	5.07%
Barclays U.S. Intermediate
Government/Credit Bond Index4					-1.45%	0.28%	4.57%	4.03%	5.29%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2014.  Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2012, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3	The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
4
The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

Economic Review

As we enter the second half of 2013, we believe that economic conditions continue to be favorable.  While economic growth is positive, the economy is not expanding at an inflation-inducing pace, which allows the Federal Reserve Bank to maintain near-zero short-term interest rates.

Housing and employment data continue to improve, strengthening the economic expansion.  The two-thirds of Gross Domestic Product (GDP) represented by consumer spending remains sound in our view, as the wealth effect of higher home prices and equity values bolster consumer confidence.  We remain constructive on the remaining one-third of the economy, represented by corporations, as we believe depleted capital stock is evidence of pent-up investment spending that may occur as the economy continues to expand.  Corporations remain flush with cash.  As a result, we are seeing record levels of capital being returned to shareholders in the form of dividends and share repurchases.  However, we expect the majority of this liquidity to be deployed towards capital projects as economic growth accelerates.

We expect the economy to expand at a moderate pace both this year and next despite ongoing federal deficit reductions.  Households collectively have repaired their balance sheets and substantially reduced their debt service ratios, freeing funds for other uses like consumption.  Furthermore, we believe that the wealth effect will continue to be a positive tailwind for consumers.  In our view, the pillars of consumer spending, including job creation, rising household wealth, and strong consumer confidence, are all favorable.  Likewise, corporate profits are reaching new highs, corporate balance sheets are flush with cash, and we believe that there is likely a capital expenditure cycle yet to come.  The results of government sequestration are difficult to measure precisely, but the impact may be as high as two percent of GDP.  As the magnitude of the impact of sequestration fades during the back half of this year, we believe economic growth should rise.

The Federal Reserve is in the midst of a tough balancing act as it attempts to rationalize long-term interest rates while not disturbing the economic expansion.  It is our view that the Federal Reserve will be successful in this effort, yet we recognize the difficulty of the challenge.  Volatility is to be expected.  Fortunately, we believe the risk of an exogenous shock to the U.S. economy appears low, although there will continue to be international challenges.  Extremely accommodative domestic monetary policy has pressured other central banks to continue to ease, which in part should reduce the risk of economic crises.

We continue to remain positive on equity valuations and believe the market continues to afford opportunities to purchase competitively advantaged companies at reasonable prices.

LKCM Equity Fund

The LKCM Equity Fund advanced 12.43% for the six months ended June 30, 2013 against the 13.82% return for the S&P 500 Index, the Fund’s benchmark.  The Fund’s performance relative to the benchmark benefited from stock selection in the Energy and Industrials sectors, while stock selection in the Information Technology sector detracted from the Fund’s relative performance.  The Fund’s overweight position in the Consumer Discretionary sector and underweight position in the Information Technology sector relative to the benchmark was additive to the Fund’s performance, while an underweight position in the Financials sector and overweight position in the Materials sector hurt the Fund’s relative performance.  We believe the Fund is well positioned with an emphasis on higher quality companies that we believe are reasonably valued relative to their earnings growth rate, and we expect these companies should experience continued operating improvement from any economic expansion during 2013.  We believe investments in these types of companies can continue to add value for the Fund and its shareholders.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Institutional Class Fund advanced 11.99% for the six months ended June 30, 2013 against the 15.86% return for the Russell 2000 Index, the Fund’s benchmark.  We were encouraged that the Fund outperformed the benchmark in May and June as the REITs and other high yield areas began to underperform.  The Fund typically does not invest in the higher yield areas of the benchmark, and our stock selection has been challenged in many sectors given our view that this market advance has been led by lower quality companies.  Our sector allocation decisions were additive to the Fund’s relative performance while our stock selection decisions detracted from the Fund’s overall results.  The Fund’s overweight position in the Consumer Discretionary sector relative to the benchmark was the standout contributor while the Fund’s underweight positions in the Utilities and Materials sectors were additive to the Fund’s performance.  Stock selection, while positive on an absolute basis, was weak across the board relative to the benchmark.  Again, we believe the low quality driven market made it difficult for our investment strategy to outperform the benchmark during the first half of the year.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund advanced 8.68% for the six months ended June 30, 2013 against the 15.42% return for the Russell 2500 Index, the Fund’s benchmark.  Our sector allocation decisions relative to the benchmark were additive to the Fund’s performance while our stock selection decisions detracted from the Fund’s overall results.  The Fund’s overweight position in the economic growth exposed areas, the Consumer Discretionary and Industrial sectors, benefited the Fund’s relative performance while the Fund’s overweight position in the Technology sector was a detractor for the Fund’s relative performance.  Stock selection, while positive on an absolute basis, was weak across the board relative to the benchmark with the exception being our investments in the Financials sector.  Again, we believe the low quality driven market made it difficult for our investment strategy to outperform the benchmark during the first half of the year.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 9.34% for the six months ended June 30, 2013 against the 13.82% return for the S&P 500 Index and the -1.45% return for the Barclays U.S. Intermediate Government/Credit Bond Index.  The Fund’s relative performance benefited from stock selection in the Energy, Financials and Consumer Discretionary sectors, while stock selection in the Information Technology sector detracted from the Fund’s relative performance.  In addition, the Fund benefited from the shorter average duration of the fixed income securities in its portfolio relative to the benchmark as interest rates rose in May and June.  The Fund’s investment objective emphasizes current income and long-term capital appreciation.  In order to attain the desired risk/reward profile, the Fund invests in a blend of equity securities, fixed income securities and cash and cash equivalents.  As of June 30, 2013, the asset mix contained approximately 71% equity securities, 28% fixed income securities, and 1% cash and cash equivalents.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund outperformed its benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, during the first half of 2013, declining 0.94% versus a decline of 1.45% for the benchmark.  Despite the Fund’s overweight in corporate bonds relative to the benchmark, and the underperformance of the corporate bond sector overall, the Fund was able to outperform the benchmark due in large part to its shorter average duration.  The Fund’s defensive duration posture of 3.0 years, versus 3.9 years for the benchmark, was the primary factor in the Fund’s outperformance as shorter duration issues outperformed their longer duration counterparts as interest rates rose sharply across the curve in May and June.  Additionally, the Fund’s main focus on corporate bonds that we view as higher quality was also additive to performance relative to the benchmark, as higher credit quality issues outperformed lower credit quality issues and spreads to Treasuries widened.  We believe our investment emphasis on a portfolio of high-quality, short-to-intermediate duration corporate bonds well positions the Fund in this increasingly volatile market environment.

J. Luther King, Jr., CFA, CIC
August 2, 2013

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-21 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  These risks are discussed in the Fund’s summary and statutory prospectuses.

Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of the Fund’s future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/13-6/30/13).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual	$1,000.00	$1,119.90	$4.99
Hypothetical (5% return before expense)	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual	$1,000.00	$1,118.70	$6.30
Hypothetical (5% return before expense)	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual	$1,000.00	$1,086.80	$5.17
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual	$1,000.00	$1,124.30	$4.21
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual	$1,000.00	$1,093.40	$4.15
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual	$1,000.00	$990.60	$3.21
Hypothetical (5% return before expense)	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small-Mid Cap Equity Fund	LKCM Small Cap Equity Fund

LKCM Equity Fund	LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM Small Cap Equity Fund
Schedule of Investments
June 30, 2013 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value

Aerospace & Defense - 2.9%
Hexcel Corporation (a)	516,200	$17,576,610
Teledyne Technologies Incorporated (a)	132,660	10,261,251
		27,837,861
Auto Components - 1.1%
Group 1 Automotive, Inc.	169,130	10,880,133

Automobiles - 1.5%
Thor Industries, Inc.	282,427	13,889,760

Banks - 9.9%
BancorpSouth, Inc.	711,434	12,592,382
Columbia Banking System, Inc.	529,730	12,612,871
Community Bank System, Inc.	377,430	11,643,715
First Horizon National Corporation	1,189,395	13,321,224
Hancock Holding Company	268,550	8,075,299
Home Bancshares Inc.	537,650	13,962,771
Prosperity Bancshares, Inc.	214,465	11,107,142
Texas Capital Bancshares, Inc. (a)	261,240	11,588,606
		94,904,010
Biotechnology - 1.3%
Exact Sciences Corp. (a)	894,860	12,447,503

Building Products - 0.7%
Armstrong World Industries, Inc. (a)	142,830	6,825,845

Capital Markets - 1.0%
Greenhill & Co., Inc.	218,675	10,002,195

Chemicals - 0.8%
PolyOne Corporation	315,040	7,806,691

Communications Equipment - 6.6%
Allot Communications Ltd. (a) (b)	536,930	7,361,310
Ciena Corporation (a)	654,225	12,705,050
Infinera Corporation (a)	1,027,230	10,960,544
IXIA (a)	727,410	13,384,344
Loral Space & Communications Inc.	120,475	7,226,091
NICE Systems Limited - ADR (b)	317,915	11,727,884
		63,365,223
Construction Materials - 0.5%
Headwaters Incorporated (a)	538,800	4,762,992

Consumer Finance - 1.8%
Cash America International, Inc.	188,270	8,558,754
First Cash Financial Services, Inc. (a)	175,091	8,616,228
		17,174,982
Containers & Packaging - 1.1%
Greif, Inc. - Class A	191,570	10,089,992

Diversified Financials - 1.4%
HFF, Inc. - Class A	478,680	8,506,144
MarketAxess Holdings Inc.	113,080	5,286,490
		13,792,634

Electrical Equipment & Instruments - 3.2%
Belden Inc.	244,325	12,199,147
Franklin Electric Co., Inc.	331,870	11,167,426
Thermon Group Holdings Inc. (a)	377,520	7,701,408
		31,067,981
Electronic Equipment & Instruments - 0.7%
National Instruments Corporation	250,970	7,012,102

Energy Equipment & Services - 0.9%
Atwood Oceanics, Inc. (a)	160,925	8,376,146

Food & Drug Retailing - 1.2%
Casey’s General Stores, Inc.	196,732	11,835,397

Health Care Equipment & Supplies - 6.4%
Align Technology, Inc. (a)	65,830	2,438,343
Cyberonics, Inc. (a)	233,290	12,121,748
DexCom Inc. (a)	610,900	13,714,705
Endologix, Inc. (a)	747,913	9,932,285
MWI Veterinary Supply, Inc. (a)	131,100	16,156,764
The Spectranetics Corporation (a)	368,693	6,887,185
		61,251,030
Health Care Providers & Services - 3.3%
Health Management Associates
Inc. - Class A (a)	898,740	14,128,193
Team Health Holdings, Inc. (a)	427,275	17,548,184
		31,676,377
Hotels, Restaurants & Leisure - 0.6%
Bloomin’ Brands, Inc. (a)	214,640	5,340,243

Household Durables - 3.1%
Ethan Allen Interiors Inc.	368,920	10,624,896
Select Comfort Corporation (a)	370,050	9,273,453
Tempur-Pedic International Inc. (a)	222,450	9,765,555
		29,663,904
Industrial Conglomerates - 0.8%
Raven Industries, Inc.	248,200	7,441,036

Insurance - 2.4%
AmTrust Financial Services, Inc.	326,150	11,643,555
Endurance Specialty Holdings Ltd. (b)	221,160	11,378,682
		23,022,237
Internet Software & Services - 1.6%
Euronet Worldwide, Inc. (a)	265,000	8,442,900
LogMeIn, Inc. (a)	295,025	7,216,311
		15,659,211
IT Consulting & Services - 1.4%
Acxiom Corporation (a)	593,600	13,462,848

Leisure Equipment & Products - 1.6%
Arctic Cat Inc.	106,580	4,793,969
Pool Corporation	193,300	10,130,853
		14,924,822

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

Machinery - 6.6%
Actuant Corporation - Class A	385,950	$12,724,772
Barnes Group Inc.	358,800	10,760,412
Chart Industries, Inc. (a)	94,245	8,867,512
CLARCOR Inc.	91,520	4,778,259
The Manitowoc Company, Inc.	481,700	8,627,247
The Middleby Corporation (a)	105,920	18,015,933
		63,774,135
Marine - 1.0%
Kirby Corporation (a)	121,255	9,644,623

Media - 1.2%
Cinemark Holdings, Inc.	403,475	11,265,022

Metals & Mining - 1.8%
Carpenter Technology Corporation	153,725	6,928,386
Commercial Metals Company	717,450	10,596,736
		17,525,122
Oil & Gas & Consumable Fuels - 4.7%
Approach Resources Inc. (a)	397,183	9,758,786
Gulfport Energy Corporation (a)	227,700	10,717,839
Halcon Resources Corporation (a)	886,880	5,028,610
Kodiak Oil & Gas Corporation (a) (b)	949,775	8,443,500
Oasis Petroleum Inc. (a)	274,470	10,668,649
		44,617,384
Pharmaceuticals - 1.2%
Akorn, Inc. (a)	836,234	11,305,884

Semiconductor Equipment & Products - 0.7%
Cirrus Logic, Inc. (a)	270,270	4,691,887
Rambus Inc. (a)	282,210	2,424,184
		7,116,071
Software - 6.1%
ACI Worldwide, Inc. (a)	270,835	12,588,411
Aspen Technology, Inc. (a)	374,360	10,777,824
Bottomline Technologies (de) Inc. (a)	416,030	10,521,399
Interactive Intelligence Group, Inc. (a)	264,700	13,658,520
Mentor Graphics Corporation	248,820	4,864,431
Pegasystems Inc.	179,853	5,956,731
		58,367,316
Specialty Retail - 7.2%
CST Brands, Inc. (a)	358,790	11,054,320
DSW Inc. - Class A	154,220	11,330,543
Francesca’s Holdings Corporation (a)	346,460	9,628,123
Genesco Inc. (a)	72,330	4,845,387
Guess?, Inc.	333,420	10,346,022
Monro Muffler Brake, Inc.	223,933	10,759,981
Sonic Automotive, Inc. - Class A	524,340	11,084,548
		69,048,924
Textiles, Apparel & Luxury Goods - 4.5%
Fifth & Pacific Companies, Inc. (a)	808,750	18,067,475
Oxford Industries, Inc.	180,245	11,247,288
Skechers U.S.A., Inc. - Class A (a)	107,870	2,589,959
Wolverine World Wide, Inc.	207,050	11,307,000
		43,211,722
Thrifts & Mortgage Finance - 1.1%
Capitol Federal Financial Inc.	850,050	10,319,607

Trading Companies & Distributors - 3.8%
Applied Industrial Technologies, Inc.	250,720	12,117,298
Beacon Roofing Supply, Inc. (a)	329,155	12,468,391
WESCO International, Inc. (a)	176,200	11,974,552
		36,560,241
TOTAL COMMON STOCKS
(Cost $686,045,347)		937,269,206

SHORT-TERM INVESTMENT - 2.6%

Money Market Fund (c) - 2.6%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	25,152,472	25,152,472

TOTAL SHORT-TERM INVESTMENT
(Cost $25,152,472)		25,152,472

Total Investments - 100.3%
(Cost $711,197,819)		962,421,678
Liabilities in Excess of Other Assets - (0.3)%		(2,691,376)
TOTAL NET ASSETS - 100.0%		$959,730,302

ADR  American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments
June 30, 2013 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value

Aerospace & Defense - 5.3%
BE Aerospace, Inc. (a)	122,130	$7,703,960
Hexcel Corporation (a)	233,210	7,940,801
		15,644,761
Banks - 9.6%
Comerica Incorporated	190,800	7,599,563
First Horizon National Corporation	430,570	4,822,384
Prosperity Bancshares, Inc.	120,915	6,262,188
Texas Capital Bancshares, Inc. (a)	105,125	4,663,345
Zions Bancorporation	180,830	5,222,370
		28,569,850
Biotechnology - 1.5%
Covance Inc. (a)	58,330	4,441,246

Building Products - 1.6%
Armstrong World Industries, Inc. (a)	99,170	4,739,334

Capital Markets - 4.1%
Affiliated Managers Group, Inc. (a)	45,000	7,377,300
E*Trade Financial Corporation (a)	372,210	4,712,179
		12,089,479
Chemicals - 2.5%
FMC Corporation	72,545	4,429,598
PolyOne Corporation	120,900	2,995,902
		7,425,500
Communications Equipment - 3.6%
Ciena Corporation (a)	367,620	7,139,180
IXIA (a)	189,380	3,484,592
		10,623,772
Construction Materials - 1.5%
Vulcan Materials Company	95,030	4,600,402

Consumer Finance - 1.6%
First Cash Financial Services, Inc. (a)	99,655	4,904,023

Distributors - 3.1%
LKQ Corporation (a)	353,400	9,100,050

Electrical Equipment & Instruments - 3.8%
Acuity Brands, Inc.	61,010	4,607,475
Belden Inc.	131,735	6,577,529
		11,185,004
Electronic Equipment & Instruments - 2.0%
Trimble Navigation Limited (a)	225,800	5,873,058

Energy Equipment & Services - 3.4%
Atwood Oceanics, Inc. (a)	103,070	5,364,793
Dril-Quip, Inc. (a)	54,200	4,893,718
		10,258,511
Food & Drug Retailing - 3.1%
Casey’s General Stores, Inc.	75,350	4,533,056
United Natural Foods, Inc. (a)	86,280	4,658,257
		9,191,313

Health Care Equipment & Supplies - 3.6%
Cyberonics, Inc. (a)	120,065	6,238,578
MWI Veterinary Supply, Inc. (a)	36,455	4,492,714
		10,731,292
Health Care Providers & Services - 3.0%
Team Health Holdings, Inc. (a)	214,620	8,814,443

Hotels, Restaurants & Leisure - 1.2%
Bloomin’ Brands, Inc. (a)	141,420	3,518,530

Household Durables - 2.9%
D.R. Horton, Inc.	258,610	5,503,221
Williams-Sonoma, Inc.	55,170	3,083,451
		8,586,672
Insurance - 3.7%
AmTrust Financial Services, Inc.	172,692	6,165,105
Genworth Financial, Inc. - Class A (a)	421,940	4,814,335
		10,979,440
IT Consulting & Services - 1.8%
Acxiom Corporation (a)	231,630	5,253,368

Leisure Equipment & Products - 2.9%
Polaris Industries Inc.	91,750	8,716,250

Machinery - 4.2%
The Middleby Corporation (a)	37,070	6,305,236
Valmont Industries, Inc.	43,865	6,276,643
		12,581,879
Marine - 2.0%
Kirby Corporation (a)	76,565	6,089,980

Media - 1.6%
Cinemark Holdings, Inc.	170,740	4,767,061

Metals & Mining - 0.6%
Allegheny Technologies Incorporated	70,000	1,841,700

Oil & Gas & Consumable Fuels - 2.3%
Halcon Resources Corporation (a)	466,890	2,647,266
Oasis Petroleum Inc. (a)	108,765	4,227,696
		6,874,962
Pharmaceuticals - 1.9%
Akorn, Inc. (a)	424,490	5,739,105

Real Estate - 2.1%
Realogy Holdings Corporation (a)	127,600	6,129,904

Software - 7.5%
ACI Worldwide, Inc. (a)	133,680	6,213,447
ANSYS, Inc. (a)	86,280	6,307,069
Aspen Technology, Inc. (a)	130,400	3,754,216
Nuance Communications, Inc. (a)	324,480	5,963,942
		22,238,674
Specialty Retail - 2.9%
Guess?, Inc.	159,445	4,947,578

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

Specialty Retail - 2.9%, Continued
Tractor Supply Company	32,565	$3,829,970
		8,777,548
Textiles, Apparel & Luxury Goods - 3.6%
Fifth & Pacific Companies, Inc. (a)	323,260	7,221,628
Wolverine World Wide, Inc.	63,805	3,484,391
		10,706,019
Trading Companies & Distributors - 4.7%
Beacon Roofing Supply, Inc. (a)	125,775	4,764,357
MRC Global Inc. (a)	151,910	4,195,754
WESCO International, Inc. (a)	72,310	4,914,188
		13,874,299
TOTAL COMMON STOCKS
(Cost $254,683,709)		294,867,429

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund (b) - 0.8%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	2,258,392	2,258,392

TOTAL SHORT-TERM INVESTMENT
(Cost $2,258,392)		2,258,392

Total Investments - 100.0%
(Cost $256,942,101)		297,125,821
Other Assets in Excess of Liabilities - 0.0%		91,590
TOTAL NET ASSETS - 100.0%		$297,217,411

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
June 30, 2013 (Unaudited)

COMMON STOCKS - 89.7%	Shares	Value

Aerospace & Defense - 2.0%
Honeywell International Inc.	40,000	$3,173,600
Rockwell Collins, Inc.	30,000	1,902,300
		5,075,900
Auto Components - 1.5%
Gentex Corporation	160,000	3,688,000

Banks - 8.1%
Bank of America Corporation	155,000	1,993,300
Comerica Incorporated	66,000	2,628,780
Cullen/Frost Bankers, Inc.	38,350	2,560,629
Glacier Bancorp, Inc.	60,000	1,331,400
Hancock Holding Company	90,000	2,706,300
Prosperity Bancshares, Inc.	35,000	1,812,650
SunTrust Banks, Inc.	70,000	2,209,900
Wells Fargo & Company	120,000	4,952,400
		20,195,359
Beverages - 2.1%
The Coca-Cola Company	45,000	1,804,950
PepsiCo, Inc.	42,000	3,435,180
		5,240,130
Biotechnology - 2.2%
Amgen Inc.	25,000	2,466,500
Celgene Corporation (a)	25,000	2,922,750
		5,389,250
Chemicals - 4.2%
Airgas, Inc.	18,000	1,718,280
E. I. du Pont de Nemours and Company	60,000	3,150,000
FMC Corporation	52,000	3,175,120
Monsanto Company	24,000	2,371,200
		10,414,600
Commercial Services & Supplies - 1.8%
Avery Dennison Corporation	10,000	427,600
Waste Connections, Inc.	65,000	2,674,100
Waste Management, Inc.	35,000	1,411,550

		4,513,250
Communication Equipment - 1.1%
Cisco Systems, Inc.	35,000	850,850
QUALCOMM Incorporated	33,000	2,015,640
		2,866,490
Computers & Peripherals - 5.0%
Apple Inc.	10,800	4,277,664
EMC Corporation	83,000	1,960,460
International Business
Machines Corporation	25,000	4,777,750
NetApp, Inc.	37,000	1,397,860
		12,413,734
Construction Materials - 1.2%
Martin Marietta Materials, Inc.	30,000	2,952,600

Containers & Packaging - 1.0%
Ball Corporation	60,000	2,492,400

Diversified Financial Services - 0.6%
JPMorgan Chase & Co.	30,000	1,583,700

Diversified Telecommunication Services - 1.4%
AT&T Inc.	35,000	1,239,000
Verizon Communications Inc.	45,000	2,265,300
		3,504,300
Electrical Equipment & Instruments - 2.8%
Emerson Electric Co.	40,000	2,181,600
Franklin Electric Co., Inc.	60,000	2,019,000
Roper Industries, Inc.	23,000	2,857,060
		7,057,660
Electronic Equipment & Instruments - 1.3%
National Instruments Corporation	49,300	1,377,442
Trimble Navigation Limited (a)	70,000	1,820,700
		3,198,142
Food & Drug Retailing - 1.2%
Walgreen Co.	50,000	2,210,000
Wal-Mart Stores, Inc.	10,000	744,900
		2,954,900
Food Products - 0.7%
Mondelez International Inc. - Class A	62,000	1,768,860

Health Care Equipment & Supplies - 3.4%
Covidien PLC (b)	50,000	3,142,000
DENTSPLY International Inc.	40,000	1,638,400
Medtronic, Inc.	15,000	772,050
Thermo Fisher Scientific Inc.	35,000	2,962,050
		8,514,500
Health Care Providers & Services - 0.8%
Catamaran Corporation (a) (b)	39,510	1,924,927

Hotels, Restaurants & Leisure - 0.4%
Yum! Brands, Inc.	14,000	970,760

Household Durables - 2.3%
Jarden Corporation (a)	90,000	3,937,500
Whirlpool Corporation	14,600	1,669,656
		5,607,156
Household Products - 3.3%
Colgate-Palmolive Company	17,200	985,388
Kimberly-Clark Corporation	40,000	3,885,600
The Procter & Gamble Company	43,861	3,376,858
		8,247,846
Industrial Conglomerates - 0.5%
General Electric Company	15,000	347,850
Raven Industries, Inc.	32,868	985,383
		1,333,233

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
chedule of Investments, Continued
June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

Insurance - 1.8%
Berkshire Hathaway Inc. - Class B (a)	17,230	$1,928,382
Prudential Financial, Inc.	34,000	2,483,020
		4,411,402
Internet Catalog & Retail - 0.8%
Amazon.com, Inc. (a)	7,500	2,082,675

Internet Software & Services - 3.1%
Akamai Technologies, Inc. (a)	55,000	2,340,250
Google Inc. - Class A (a)	6,000	5,282,220
		7,622,470
Machinery - 3.6%
Danaher Corporation	50,000	3,165,000
Pall Corporation	50,000	3,321,500
Valmont Industries, Inc.	17,000	2,432,530
		8,919,030
Marine - 1.4%
Kirby Corporation (a)	45,000	3,579,300

Media - 2.6%
DIRECTV (a)	14,000	862,680
Liberty Media Corporation - Class A (a)	28,000	3,549,280
Time Warner Inc.	34,000	1,965,880
		6,377,840
Oil & Gas & Consumable Fuels - 10.8%
Cabot Oil & Gas Corporation	75,000	5,326,500
Chevron Corporation	28,000	3,313,520
ConocoPhillips	60,000	3,630,000
EOG Resources, Inc.	30,000	3,950,400
Exxon Mobil Corporation	50,000	4,517,500
Noble Energy, Inc.	40,000	2,401,600
Range Resources Corporation	48,000	3,711,360
		26,850,880
Pharmaceuticals - 6.9%
Abbott Laboratories	63,500	2,214,880
AbbVie Inc.	63,500	2,625,090
Allergan, Inc.	15,000	1,263,600
Eli Lilly and Company	45,000	2,210,400
Johnson & Johnson	35,000	3,005,100
Merck & Co., Inc.	65,000	3,019,250
Pfizer Inc.	100,000	2,801,000
		17,139,320
Road & Rail - 2.0%
Kansas City Southern	10,000	1,059,600
Union Pacific Corporation	25,000	3,857,000
		4,916,600
Semiconductor Equipment & Products - 0.7%
Broadcom Corporation - Class A	55,000	1,856,800

Software - 2.5%
Adobe Systems Incorporated (a)	45,000	2,050,200
Microsoft Corporation	92,500	3,194,025

Nuance Communications, Inc. (a)	50,000	919,000
		6,163,225
Specialty Retail - 3.8%
The Home Depot, Inc.	40,000	3,098,800
PetSmart, Inc.	32,000	2,143,680
Tiffany & Co.	25,000	1,821,000
Tractor Supply Company	20,000	2,352,200
		9,415,680
Textiles, Apparel & Luxury Goods - 0.8%
VF Corporation	10,000	1,930,600

TOTAL COMMON STOCKS
(Cost $169,722,992)		223,173,519

SHORT-TERM INVESTMENTS - 10.0%

Money Market Funds (c) - 10.0%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	7,202,122	7,202,122
Federated Government Obligations
Fund - Institutional Shares, 0.01%	7,204,375	7,204,375
Federated Treasury Obligations Fund -
Institutional Shares, 0.01%	3,228,519	3,228,519
Invesco Short Term Investments
Trust - Treasury Portfolio -
Institutional Shares, 0.02%	7,235,045	7,235,045

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,870,061)		24,870,061

Total Investments - 99.7%
(Cost $194,593,053)		248,043,580
Other Assets in Excess of Liabilities - 0.3%		836,129
TOTAL NET ASSETS - 100.0%		$248,879,709

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
June 30, 2013 (Unaudited)

COMMON STOCKS - 70.6%	Shares	Value

Aerospace & Defense - 1.3%
General Dynamics Corporation	1,400	$109,662
Rockwell Collins, Inc.	3,600	228,276
		337,938
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. - Class B	2,600	224,848

Banks - 5.7%
Comerica Incorporated	9,500	378,385
Cullen/Frost Bankers, Inc.	3,900	260,403
SunTrust Banks, Inc.	8,500	268,345
Wells Fargo & Company	8,471	349,598
Zions Bancorporation	10,000	288,800
		1,545,531
Beverages - 2.1%
The Coca-Cola Company	6,500	260,715
PepsiCo, Inc.	3,600	294,444
		555,159
Biotechnology - 1.3%
Celgene Corporation (a)	2,900	339,039

Chemicals - 4.5%
Air Products and Chemicals, Inc.	2,500	228,925
Airgas, Inc.	3,000	286,380
E. I. du Pont de Nemours and Company	4,200	220,500
FMC Corporation	4,800	293,088
Monsanto Company	1,900	187,720
		1,216,613
Commercial Services & Supplies - 0.9%
Waste Management, Inc.	6,100	246,013

Computers & Peripherals - 3.6%
Apple Inc.	875	346,570
EMC Corporation	7,400	174,788
International Business
Machines Corporation	1,300	248,443
NetApp, Inc.	5,500	207,790
		977,591
Construction Materials - 0.9%
Martin Marietta Materials, Inc.	2,400	236,208

Containers & Packaging - 0.9%
Ball Corporation	5,700	236,778

Diversified Financial Services - 1.1%
JPMorgan Chase & Co.	5,500	290,345

Diversified Telecommunication Services - 1.0%
AT&T Inc.	7,400	261,960

Electrical Equipment & Instruments - 0.7%
Emerson Electric Co.	3,600	196,344

Electronic Equipment & Instruments - 0.8%
National Instruments Corporation	7,500	209,550

Energy Equipment & Services - 0.7%
Schlumberger Limited (b)	2,700	193,482

Food & Drug Retailing - 3.1%
CVS Caremark Corporation	4,700	268,746
Walgreen Co.	5,500	243,100
Wal-Mart Stores, Inc.	4,300	320,307
		832,153
Health Care Equipment & Supplies - 2.0%
Covidien PLC (b)	4,600	289,064
Thermo Fisher Scientific Inc.	3,100	262,353
		551,417
Health Care Providers & Services - 1.9%
Catamaran Corporation (a) (b)	5,944	289,592
Express Scripts Holding Co (a)	3,800	234,422
		524,014
Hotels, Restaurants & Leisure - 0.6%
Yum! Brands, Inc.	2,300	159,482

Household Products - 2.6%
Colgate-Palmolive Company	4,400	252,076
Kimberly-Clark Corporation	2,100	203,994
The Procter & Gamble Company	3,100	238,669
		694,739
Industrial Conglomerates - 0.7%
General Electric Company	8,400	194,796

Insurance - 0.7%
Prudential Financial, Inc.	2,600	189,878

Internet Catalog & Retail - 1.3%
Amazon.com, Inc. (a)	1,300	360,997

Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)	5,100	217,005
Google Inc. - Class A (a)	350	308,130
		525,135
IT Consulting & Services - 1.8%
Accenture PLC - Class A (b)	3,200	230,272
Automatic Data Processing, Inc.	3,700	254,782
		485,054
Machinery - 2.1%
Danaher Corporation	4,900	310,170
Pall Corporation	3,800	252,434
		562,604
Media - 4.9%
CBS Corporation - Class B	6,200	302,994
DIRECTV (a)	3,300	203,346
Liberty Media Corporation - Class A (a)	1,800	228,168
Time Warner Inc.	5,800	335,356
The Walt Disney Company	4,000	252,600
		1,322,464
The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

Metals & Mining - 0.5%
Commercial Metals Company	9,500	$140,315

Multiline Retail - 0.6%
Kohl’s Corporation	3,100	156,581

Oil & Gas & Consumable Fuels - 8.6%
Cabot Oil & Gas Corporation	5,000	355,100
Chevron Corporation	2,095	247,922
Devon Energy Corporation	1,700	88,196
EOG Resources, Inc.	1,900	250,192
Exxon Mobil Corporation	3,732	337,186
Pioneer Natural Resources Company	2,200	318,450
Range Resources Corporation	3,000	231,960
SM Energy Company	4,200	251,916
The Williams Companies, Inc.	7,700	250,019
		2,330,941
Pharmaceuticals - 3.8%
Abbott Laboratories	7,600	265,088
AbbVie Inc.	7,200	297,648
Merck & Co., Inc.	4,000	185,800
Pfizer Inc.	10,000	280,100
		1,028,636
Real Estate Investment Trust - 0.4%
American Tower Corporation	1,500	109,755

Software - 1.7%
Adobe Systems Incorporated (a)	6,700	305,252
Nuance Communications, Inc. (a)	9,000	165,420
		470,672
Specialty Retail - 2.2%
The Home Depot, Inc.	4,400	340,868
O’Reilly Automotive, Inc. (a)	2,300	259,026
		599,894
Textiles, Apparel & Luxury Goods - 1.1%
VF Corporation	1,600	308,896

Thrifts & Mortgage Finance - 0.9%
Capitol Federal Financial Inc.	19,500	236,730

Wireless Telecommunication Services - 0.8%
Vodafone Group PLC - ADR (b)	7,000	201,180

TOTAL COMMON STOCKS
(Cost $11,961,726)		19,053,732

	Principal
CORPORATE BONDS - 28.4%	Amount

Banks - 1.5%
BB&T Corporation
2.150%, 03/22/2017
Callable 02/22/2017	$200,000	200,503
Wells Fargo & Company:
3.750%, 10/01/2014	100,000	103,636
2.625%, 12/15/2016	100,000	103,702
		407,841
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	98,516
The Coca-Cola Company
5.350%, 11/15/2017	100,000	114,807
		213,323
Biotechnology - 2.5%
Amgen Inc.
1.875%, 11/15/2014	235,000	238,629
Celgene Corporation
2.450%, 10/15/2015	245,000	252,452
Gilead Sciences, Inc.
2.400%, 12/01/2014	188,000	192,246
		683,327
Capital Markets - 0.8%
The Bank of New York Mellon Corporation
3.100%, 01/15/2015	175,000	181,539
The Goldman Sachs Group, Inc.
5.500%, 11/15/2014	35,000	37,000
		218,539
Chemicals - 2.1%
Airgas, Inc.
3.250%, 10/01/2015
Callable 09/01/2015	125,000	130,863
E. I. du Pont de Nemours and Company
3.250%, 01/15/2015	75,000	78,044
Eastman Chemical Company
3.000%, 12/15/2015	200,000	208,334
ECOLAB INC.
2.375%, 12/08/2014	150,000	153,036
		570,277
Commercial Services & Supplies - 0.8%
Waste Management, Inc.
2.600%, 09/01/2016	200,000	206,707

Computers & Peripherals - 0.7%
Hewlett-Packard Company
3.000%, 09/15/2016	175,000	179,851

Consumer Finance - 0.9%
American Express Credit Corporation
2.750%, 09/15/2015	225,000	233,509

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value

Consumer Services - 0.4%
The Western Union Company
2.875%, 12/10/2017	$100,000	$100,361

Diversified Financial Services - 0.9%
JPMorgan Chase & Co.
2.000%, 08/15/2017	250,000	248,355

Diversified Telecommunication Services - 1.6%
AT&T Inc.:
5.100%, 09/15/2014	125,000	131,379
2.400%, 08/15/2016	200,000	206,267
Verizon Communications Inc.
3.000%, 04/01/2016	100,000	104,597
		442,243
Energy Equipment & Services - 0.5%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	150,000	146,290

Food & Drug Retailing - 1.3%
CVS Caremark Corporation:
3.250%, 05/18/2015	50,000	52,058
5.750%, 06/01/2017	100,000	114,984
Walgreen Co.
1.000%, 03/13/2015	175,000	175,625
		342,667
Health Care Equipment & Supplies - 1.5%
Covidien International Finance S.A. (b)
2.800%, 06/15/2015	140,000	144,972
DENTSPLY International Inc.
2.750%, 08/15/2016	100,000	102,745
Thermo Fisher Scientific Inc.:
2.050%, 02/21/2014	50,000	50,388
3.200%, 05/01/2015	110,000	113,626
		411,731
Health Care Providers & Services - 1.2%
Express Scripts Holding Co
3.125%, 05/15/2016	200,000	208,114
McKesson Corporation
3.250%, 03/01/2016	100,000	105,516
		313,630
Industrial Power Producers
& Energy Traders - 0.7%
Duke Energy Corporation
3.950%, 09/15/2014	185,000	191,792

Insurance - 1.2%
Berkshire Hathaway Inc.
4.850%, 01/15/2015	100,000	106,481
Prudential Financial, Inc.
3.000%, 05/12/2016	200,000	208,537
		315,018

Internet Catalog & Retail - 0.4%
Amazon.com, Inc.
1.200%, 11/29/2017	100,000	96,816

Machinery - 0.4%
Caterpillar Inc.
1.375%, 05/27/2014	100,000	100,787

Media - 1.4%
DIRECTV Holdings LLC:
3.550%, 03/15/2015	100,000	103,860
2.400%, 03/15/2017	100,000	100,572
Time Warner Inc.
3.150%, 07/15/2015	175,000	182,890
		387,322
Oil & Gas & Consumable Fuels - 2.7%
Apache Corporation
5.625%, 01/15/2017	75,000	84,537
Devon Energy Corporation
1.875%, 05/15/2017
Callable 04/15/2017	100,000	98,736
Enterprise Products Operating LLC
1.250%, 08/13/2015	191,000	191,727
Noble Drilling Corporation (b)
3.050%, 03/01/2016	160,000	164,207
Occidental Petroleum Corporation
1.750%, 02/15/2017	200,000	200,015
		739,222
Pharmaceuticals - 0.9%
Teva Pharmaceutical Industries Ltd. (b)
3.000%, 06/15/2015	125,000	129,946
2.400%, 11/10/2016	100,000	103,033
		232,979
Semiconductor Equipment & Products - 1.1%
Intel Corporation
1.350%, 12/15/2017	200,000	195,934
National Semiconductor Corporation
3.950%, 04/15/2015	100,000	105,736
		301,670
Software - 2.1%
Adobe Systems Incorporated
3.250%, 02/01/2015	200,000	207,323
Oracle Corporation
3.750%, 07/08/2014	150,000	154,953
Symantec Corporation
2.750%, 09/15/2015	200,000	206,324
		568,600
TOTAL CORPORATE BONDS
(Cost $7,586,628)		7,652,857

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

SHORT-TERM INVESTMENT - 0.7%	Shares	Value

Money Market Fund (c) - 0.7%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	187,853	$187,853

TOTAL SHORT-TERM INVESTMENT
(Cost $187,853)		187,853

Total Investments - 99.7%
(Cost $19,736,207)		26,894,442
Other Assets in Excess of Liabilities - 0.3%		88,583
TOTAL NET ASSETS - 100.0%		$26,983,025

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
June 30, 2013 (Unaudited)

	Principal
CORPORATE BONDS - 89.9%	Amount	Value

Aerospace & Defense - 0.9%
Lockheed Martin Corporation
7.650%, 05/01/2016	$1,250,000	$1,462,809
Rockwell Collins, Inc.
4.750%, 12/01/2013	430,000	436,941
		1,899,750
Banks - 7.9%
Bank of America Corporation:
7.375%, 05/15/2014	1,000,000	1,052,309
5.375%, 06/15/2014	1,025,000	1,063,558
BB&T Corporation:
3.200%, 03/15/2016
Callable 02/16/2016	3,080,000	3,230,270
1.600%, 08/15/2017
Callable 07/14/2017	1,475,000	1,443,897
2.050%, 06/19/2018
Callable 05/19/2018	1,500,000	1,479,892
Branch Banking & Trust Company (a):
0.862%, 09/13/2016	1,775,000	1,757,536
0.793%, 05/23/2017	1,284,000	1,263,421
Wells Fargo & Company:
4.625%, 04/15/2014	456,000	471,031
1.250%, 02/13/2015	1,500,000	1,509,165
1.500%, 07/01/2015	550,000	556,540
2.625%, 12/15/2016	3,000,000	3,111,069
		16,938,688
Beverages - 0.9%
The Coca-Cola Company
5.350%, 11/15/2017	1,500,000	1,722,105
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	274,406
		1,996,511
Biotechnology - 8.2%
Amgen Inc.:
2.500%, 11/15/2016	2,815,000	2,910,879
2.125%, 05/15/2017	2,350,000	2,361,931
Celgene Corporation:
2.450%, 10/15/2015	5,279,000	5,439,566
1.900%, 08/15/2017	3,540,000	3,518,048
Gilead Sciences, Inc.
2.400%, 12/01/2014	3,300,000	3,374,534
		17,604,958
Building Products - 0.7%
Masco Corporation
7.125%, 03/15/2020	1,350,000	1,512,000

Capital Markets - 1.5%
The Bank of New York
Mellon Corporation
1.200%, 02/20/2015
Callable 01/20/2015	1,075,000	1,084,134

The Goldman Sachs Group, Inc.
5.125%, 01/15/2015	1,000,000	1,055,255
Morgan Stanley
4.500%, 08/30/2015	1,000,000	1,011,544
		3,150,933
Chemicals - 6.4%
Airgas, Inc.:
3.250%, 10/01/2015
Callable 09/01/2015	2,794,000	2,925,058
2.950%, 06/15/2016
Callable 05/15/2016	950,000	988,781
Cytec Industries Inc.
6.000%, 10/01/2015	2,500,000	2,720,215
Eastman Chemical Company
3.000%, 12/15/2015	2,625,000	2,734,379
ECOLAB INC.:
2.375%, 12/08/2014	1,475,000	1,504,851
3.000%, 12/08/2016	925,000	965,868
The Lubrizol Corporation
5.500%, 10/01/2014	1,579,000	1,673,601
Praxair, Inc.
5.250%, 11/15/2014	200,000	212,702
		13,725,455
Commercial Services & Supplies - 2.1%
Republic Services, Inc.
5.500%, 09/15/2019	1,000,000	1,133,316
Waste Management, Inc.
2.600%, 09/01/2016	3,225,000	3,333,150
		4,466,466
Communications Equipment - 1.4%
Cisco Systems, Inc.:
5.500%, 02/22/2016	1,000,000	1,117,349
4.950%, 02/15/2019	700,000	798,481
Harris Corporation
6.375%, 06/15/2019	900,000	1,044,289
		2,960,119
Computers & Peripherals - 4.0%
Hewlett-Packard Company:
1.550%, 05/30/2014	1,000,000	1,004,803
2.200%, 12/01/2015	2,000,000	2,032,202
3.000%, 09/15/2016	3,675,000	3,776,860
International Business
Machines Corporation
5.700%, 09/14/2017	1,500,000	1,734,265
		8,548,130
Consumer Finance - 3.1%
American Express Company
0.863%, 05/22/2018	1,033,000	1,032,888

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value

Consumer Finance - 3.1%, Continued
American Express Credit Corporation:
2.750%, 09/15/2015	$2,485,000	$2,578,980
2.800%, 09/19/2016	2,900,000	3,013,155
		6,625,023
Consumer Services - 1.7%
The Western Union Company:
5.930%, 10/01/2016	1,000,000	1,112,180
3.650%, 08/22/2018	2,500,000	2,568,628
		3,680,808
Containers & Packaging - 1.5%
Ball Corporation
5.750%, 05/15/2021
Callable 11/15/2015	3,000,000	3,172,500

Diversified Financial Services - 2.3%
JPMorgan Chase & Co.:
3.450%, 03/01/2016	3,525,000	3,679,219
2.000%, 08/15/2017	1,375,000	1,365,955
		5,045,174
Diversified Telecommunication Services - 3.7%
AT&T Inc.
5.100%, 09/15/2014	1,750,000	1,839,297
CenturyLink, Inc.:
5.150%, 06/15/2017	2,000,000	2,115,000
6.150%, 09/15/2019	1,402,000	1,465,090
Verizon Communications Inc.:
5.550%, 02/15/2016	1,000,000	1,108,720
3.000%, 04/01/2016	490,000	512,526
5.500%, 02/15/2018	875,000	997,461
		8,038,094
Electric Utilities - 0.5%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,125,802

Electrical Equipment & Instruments - 0.8%
Roper Industries, Inc.
1.850%, 11/15/2017	1,725,000	1,699,436

Energy Equipment & Services - 1.7%
Weatherford International, Inc.
6.350%, 06/15/2017	1,550,000	1,732,982
Weatherford International Ltd. (b)
4.500%, 04/15/2022
Callable 01/15/2022	2,000,000	1,980,824
		3,713,806
Food & Drug Retailing - 3.8%
CVS Caremark Corporation:
3.250%, 05/18/2015	1,000,000	1,041,167
5.750%, 06/01/2017	2,750,000	3,162,046
Walgreen Co.:
1.000%, 03/13/2015	725,000	727,590
1.800%, 09/15/2017	3,300,000	3,261,981
		8,192,784
Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	559,417

Health Care Equipment & Supplies - 1.1%
DENTSPLY International Inc.
2.750%, 08/15/2016	1,446,000	1,485,695
Thermo Fisher Scientific, Inc.
3.250%, 11/20/2014	900,000	925,591
		2,411,286
Health Care Providers & Services - 3.9%
Express Scripts Holding Co:
3.125%, 05/15/2016	2,760,000	2,871,973
2.650%, 02/15/2017	3,000,000	3,057,387
McKesson Corporation
3.250%, 03/01/2016	2,275,000	2,400,491
		8,329,851
Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corporation
5.350%, 03/01/2018	1,000,000	1,147,507

Household Durables - 0.7%
Jarden Corporation
7.500%, 01/15/2020
Callable 01/15/2015	1,340,000	1,440,500

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024
Putable 09/01/2014	775,000	1,092,831

Insurance - 2.3%
Berkshire Hathaway Inc.
4.850%, 01/15/2015	1,225,000	1,304,397
Prudential Financial, Inc.:
3.875%, 01/14/2015	500,000	521,100
3.000%, 05/12/2016	3,023,000	3,152,028
		4,977,525
Internet Catalog & Retail - 1.0%
Amazon.com, Inc.
1.200%, 11/29/2017	2,245,000	2,173,530

Media - 3.0%
DIRECTV Holdings LLC
3.550%, 03/15/2015	1,265,000	1,313,834
Time Warner Inc.
3.150%, 07/15/2015	3,175,000	3,318,139
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,709,293
		6,341,266

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value

Metals & Mining - 0.2%
Alcoa Inc.
5.550%, 02/01/2017	$500,000	$531,791

Multiline Retail - 2.3%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,630,374
Kohl’s Corporation
6.250%, 12/15/2017	282,000	323,355
		4,953,729
Oil & Gas & Consumable Fuels - 12.2%
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,000,000	2,245,002
6.375%, 09/15/2017	2,000,000	2,302,112
Chevron Corporation
1.104%, 12/05/2017
Callable 11/05/2017	1,000,000	978,161
Devon Energy Corporation
2.400%, 07/15/2016
Callable 06/15/2016	1,830,000	1,876,330
Enterprise Products Operating LLC
3.200%, 02/01/2016	2,229,000	2,341,270
EOG Resources, Inc.
2.950%, 06/01/2015	1,200,000	1,250,296
Noble Energy, Inc.
5.250%, 04/15/2014	1,500,000	1,542,985
Noble Holding International Ltd. (b)
3.450%, 08/01/2015	4,855,000	5,036,058
Peabody Energy Corporation
6.500%, 09/15/2020	4,000,000	4,030,000
Range Resources Corporation:
8.000%, 05/15/2019
Callable 05/15/2014	500,000	535,000
5.000%, 08/15/2022
Callable 02/15/2017	4,100,000	4,028,250
		26,165,464
Pharmaceuticals - 1.4%
Teva Pharmaceutical Industries Ltd. (b)
3.000%, 06/15/2015	2,830,000	2,941,975

Road & Rail - 0.5%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	210,068
Norfolk Southern Corporation
5.257%, 09/17/2014	750,000	789,949
		1,000,017
Semiconductor Equipment & Products - 2.5%
Analog Devices, Inc.
3.000%, 04/15/2016	1,050,000	1,097,472
Applied Materials, Inc.
2.650%, 06/15/2016	1,717,000	1,780,864
National Semiconductor Corporation
3.950%, 04/15/2015	2,275,000	2,405,489
		5,283,825
Software - 3.6%
Adobe Systems Incorporated
3.250%, 02/01/2015	2,175,000	2,254,636
Microsoft Corporation
2.950%, 06/01/2014	1,910,000	1,956,596
Symantec Corporation:
2.750%, 09/15/2015	2,300,000	2,372,726
2.750%, 06/15/2017
Callable 05/15/2017	1,160,000	1,169,021
		7,752,979
Specialty Retail - 0.8%
Lowe’s Companies, Inc.
5.000%, 10/15/2015	525,000	574,821
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,066,324
		1,641,145
TOTAL CORPORATE BONDS
(Cost $187,243,477)		192,841,075

PREFERRED STOCKS - 1.7%	Shares

Banks - 0.4%
Cullen/Frost Bankers, Inc.
Callable 03/15/2018	40,000	948,000

Capital Markets - 1.3%
The Goldman Sachs Group, Inc.
Callable 08/23/2013	40,000	868,000
Merrill Lynch Preferred Capital Trust III
Callable 08/23/2013	75,000	1,883,250
		2,751,250
TOTAL PREFERRED STOCKS
(Cost $3,820,339)		3,699,250

	Principal
U.S. GOVERNMENT ISSUES - 0.8%	Amount	Value

U.S. Treasury Notes - 0.8%
4.250%, 11/15/2014	$500,000	527,578
4.250%, 08/15/2015	500,000	540,762
4.500%, 02/15/2016	500,000	551,445

TOTAL U.S. GOVERNMENT ISSUES
(Cost $1,493,697)		1,619,785

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

U.S. GOVERNMENT	Principal
SPONSORED ENTITIES - 5.2%	Amount	Value

Fannie Mae - 3.3%
5.000%, 03/15/2016	$1,000,000	$1,115,922
0.500%, 08/28/2017
Callable 08/28/2013	3,500,000	3,493,000
1.750%, 02/21/2019
Callable 02/21/2014	2,500,000	2,468,050
		7,076,972
Federal Home Loan Bank - 1.7%
5.500%, 08/13/2014	500,000	529,862
4.875%, 05/17/2017	1,000,000	1,137,670
1.000%, 04/25/2028
Callable 04/25/2014	2,000,000	1,930,918
		3,598,450
Freddie Mac - 0.2%
5.125%, 11/17/2017	500,000	578,685

TOTAL U.S. GOVERNMENT
SPONSORED ENTITIES
(Cost $11,028,516)		11,254,107

SHORT-TERM INVESTMENT - 1.6%	Shares

Money Market Fund (c) - 1.6%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	3,499,485	3,499,485

TOTAL SHORT-TERM INVESTMENT
(Cost $3,499,485)		3,499,485

Total Investments - 99.2%
(Cost $207,085,514)		212,913,702
Other Assets in Excess of Liabilities - 0.8%		1,703,156
TOTAL NET ASSETS - 100.0%		$214,616,858

(a)	Floating rate.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Assets:
Investments, at value*	$962,421,678	$297,125,821	$248,043,580	$26,894,442	$212,913,702
Dividends and interest receivable	441,364	139,307	166,056	75,179	1,843,597
Receivable for fund shares sold	1,473,715	552,441	1,037,322	52,283	175,346
Cash	70,771	—	—	—	—
Other assets	93,911	57,610	45,233	8,485	20,898
Total assets	964,501,439	297,875,179	249,292,191	27,030,389	214,953,543
Liabilities:
Payable for fund shares redeemed	2,670,218	76,294	2,426	—	20,000
Payable for investment advisory fees	1,755,784	408,011	328,599	27,188	236,142
Payable for administrative fees	121,514	42,231	35,625	3,283	27,640
Payable for accounting and
transfer agent fees and expenses	51,586	94,511	16,742	7,373	16,857
Payable for distribution expense (Note B)	22,645	—	—	—	—
Accrued expenses and other liabilities	149,390	36,721	29,090	9,520	36,046
Total liabilities	4,771,137	657,768	412,482	47,364	336,685
Net assets	$959,730,302	$297,217,411	$248,879,709	$26,983,025	$214,616,858
Net assets consist of:
Paid in capital	$681,546,695	$264,729,846	$193,797,072	$19,920,559	$207,581,156
Accumulated net investment income (loss)	(1,208,957)	(757,810)	823,323	1,750	52,463
Accumulated net realized gain (loss) on securities	28,168,705	(6,938,345)	808,787	(97,519)	1,155,051
Net unrealized appreciation on investments	251,223,859	40,183,720	53,450,527	7,158,235	5,828,188
Net assets	$959,730,302	$297,217,411	$248,879,709	$26,983,025	$214,616,858

INSTITUTIONAL CLASS**
Net assets	$916,937,514	$297,217,411	$248,879,709	$26,983,025	$214,616,858
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	36,084,320	28,263,873	12,562,257	1,539,507	19,549,445
Net asset value per share
(offering and redemption price)	$25.41	$10.52	$19.81	$17.53	$10.98

ADVISER CLASS
Net assets	$42,792,788
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	1,733,113
Net asset value per share
(offering and redemption price)	$24.69

* Cost of Investments	$711,197,819	$256,942,101	$194,593,053	$19,736,207	$207,085,514
**	Currently, only the Small Cap Equity, Small-Mid Cap Equity and Equity Funds offer a second class.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Six Months Ended June 30, 2013 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Investment Income:
Dividends*	$3,148,949	$649,835	$1,601,019	$161,057	$243,781
Interest	1,450	1,092	1,307	68,935	3,294,221
Total income	3,150,399	650,927	1,602,326	229,992	3,538,002

Expenses:
Investment advisory fees	3,477,188	1,056,553	718,248	81,901	527,565
Distribution expense - Adviser Class (Note B)	52,898	—	—	—	—
Administrative fees	366,697	124,196	94,053	10,017	85,904
Accounting and transfer agent fees and expenses	182,290	299,910	51,818	21,927	53,490
Trustees’ fees	81,380	16,001	12,847	1,994	18,702
Professional fees	80,686	21,822	16,785	3,907	20,089
Custody fees and expenses	62,393	17,981	11,589	2,165	10,990
Federal and state registration	48,462	47,316	32,450	7,055	16,722
Reports to shareholders	33,422	43,353	4,523	802	3,663
Other	94,176	15,998	13,149	2,100	19,369
Total expenses	4,479,592	1,643,130	955,462	131,868	756,494
Less, expense waiver and/or
reimbursement (Note B)	—	(234,393)	(134,607)	(31,067)	(70,660)
Net expenses	4,479,592	1,408,737	820,855	100,801	685,834
Net investment income (loss)	(1,329,193)	(757,810)	781,471	129,191	2,852,168

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	21,842,332	(943,739)	392,372	174,996	584,317
Net change in unrealized
appreciation/depreciation on investments	83,154,043	23,687,072	19,926,742	1,838,907	(5,599,034)

Net realized and unrealized
gain (loss) on investments	104,996,375	22,743,333	20,319,114	2,013,903	(5,014,717)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$103,667,182	$21,985,523	$21,100,585	$2,143,094	$(2,162,549)

* Net of foreign taxes withheld	$7,630	$—	$—	$118	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Small Cap Equity Fund		Small-Mid Cap
			Equity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2013	December 31,	June 30, 2013	December 31,
	(Unaudited)	2012	(Unaudited)	2012
Operations:
Net investment income (loss)	$(1,329,193)	$4,545,825	$(757,810)	$(476,946)
Net realized gain (loss) on investments	21,842,332	71,291,554	(943,739)	(5,294,736)
Net change in unrealized
appreciation/depreciation on investments	83,154,043	1,660,006	23,687,072	15,449,619
Net increase in net assets resulting from operations	103,667,182	77,497,385	21,985,523	9,677,937

Dividends and Distributions
to Institutional Class Shareholders:
Net investment income	—	(4,320,888)	—	—
Net realized gain on investments	—	(59,944,714)	—	—
	—	(64,265,602)	—	—

Dividends and Distributions
to Adviser Class Shareholders:
Net investment income	—	(104,701)	—	—
Net realized gain on investments	—	(3,026,087)	—	—
	—	(3,130,788)	—	—

Net increase (decrease) in net assets resulting
from Fund share transactions (Note C)	(4,658,922)	22,217,530	25,068,017	216,731,428

Total increase in net assets	99,008,260	32,318,525	47,053,540	226,409,365

Net Assets:
Beginning of period	860,722,042	828,403,517	250,163,871	23,754,506
End of period *	$959,730,302	$860,722,042	$297,217,411	$250,163,871

* Including accumulated net investment income (loss) of	$(1,208,957)	$120,236	$(757,810)	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Equity Fund		Balanced Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2013	December 31,	June 30, 2013	December 31,
	(Unaudited)	2012	(Unaudited)	2012
Operations:
Net investment income	$781,471	$1,091,456	$129,191	$251,966
Net realized gain on investments	392,372	416,504	174,996	207,068
Net change in unrealized
appreciation/depreciation on investments	19,926,742	16,294,358	1,838,907	1,829,984
Net increase in net assets resulting from operations	21,100,585	17,802,318	2,143,094	2,289,018

Dividends and Distributions to Shareholders:
Net investment income	—	(1,050,235)	(127,537)	(251,963)
Net realized gain on investments	—	(95,025)	—	—
	—	(1,145,260)	(127,537)	(251,963)

Net increase in net assets resulting
from Fund share transactions (Note C)	66,649,769	41,924,696	3,166,984	1,203,679

Total increase in net assets	87,750,354	58,581,754	5,182,541	3,240,734

Net Assets:
Beginning of period	161,129,355	102,547,601	21,800,484	18,559,750
End of period *	$248,879,709	$161,129,355	$26,983,025	$21,800,484

* Including accumulated net investment income of	$823,323	$41,852	$1,750	$96

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM Fixed Income Fund
	Six Months Ended	Year Ended
	June 30, 2013	December 31,
	(Unaudited)	2012
Operations:
Net investment income	$2,852,168	$6,012,446
Net realized gain on investments	584,317	1,628,044
Net change in unrealized
appreciation/depreciation on investments	(5,599,034)	2,747,190
Net increase (decrease) in
net assets resulting from operations	(2,162,549)	10,387,680

Dividends and Distributions to Shareholders:
Net investment income	(2,799,705)	(6,031,076)
Net realized gain on investments	—	(1,152,139)
	(2,799,705)	(7,183,215)

Net increase in net assets resulting
from Fund share transactions (Note C)	13,699,403	24,559,400

Total increase in net assets	8,737,149	27,763,865

Net Assets:
Beginning of period	205,879,709	178,115,844
End of period *	$214,616,858	$205,879,709

* Including accumulated net investment income of	$54,463	$—

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Six Months		Year	Year		Year		Year		Year
	Ended		Ended	Ended		Ended		Ended		Ended
	June 30, 2013		December 31,	December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2012	2011		2010		2009		2008
Net Asset Value - Beginning of Period	$22.69		$22.45	$21.49		$16.16		$12.24		$20.03
Net investment income (loss)	(0.03	)(1)	0.13 (2)	(0.08	)(2)	(0.07	)(2)	(0.05	)(2)	(0.03	)(2)
Net realized and unrealized gain (loss) on investments	2.75		2.01	1.04		5.40		3.97		(7.75)
Total from investment operations	2.72		2.14	0.96		5.33		3.92		(7.78)
Dividends from net investment income	—		(0.13)	—		—		—		—
Distributions from net realized gains	—		(1.77)	—		—		—		(0.01)
Total dividends and distributions	—		(1.90)	—		—		—		(0.01)
Net Asset Value - End of Period	$25.41		$22.69	$22.45		$21.49		$16.16		$12.24
Total Return	11.99	%(4)	9.74%	4.47%		32.98%		32.03%		(38.87)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$916,938		$819,985	$785,280		$690,511		$529,166		$385,223
Ratio of expenses to average net assets:	0.95	%(5)	0.94%	0.95%		0.96%		1.00%		0.97%
Ratio of net investment income (loss) to average net assets:	(0.28	)%(5)	0.53%	(0.33)%		(0.38)%		(0.35)%		(0.17)%
Portfolio turnover rate(3)	27%		49%	50%		57%		59%		61%

(1)	Net investment loss per shares is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

	LKCM Small Cap Equity Fund – Adviser Class
	Six Months		Year	Year		Year		Year		Year
	Ended		Ended	Ended		Ended		Ended		Ended
	June 30, 2013		December 31,	December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2012	2011		2010		2009		2008
Net Asset Value - Beginning of Period	$22.07		$21.88	$21.00		$15.83		$12.02		$19.72
Net investment income (loss)	(0.06	)(1)	0.07 (2)	(0.13	)(2)	(0.11	)(2)	(0.08	)(2)	(0.07	)(2)
Net realized and unrealized gain (loss) on investments	2.68		1.95	1.01		5.28		3.89		(7.62)
Total from investment operations	2.62		2.02	0.88		5.17		3.81		(7.69)
Dividends from net investment income	—		(0.06)	—		—		—		—
Distributions from net realized gains	—		(1.77)	—		—		—		(0.01)
Total dividends and distributions	—		(1.83)	—		—		—		(0.01)
Net Asset Value - End of Period	$24.69		$22.07	$21.88		$21.00		$15.83		$12.02
Total Return	11.87	%(4)	9.45%	4.19%		32.66%		31.70%		(39.02)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$42,793		$40,737	$43,124		$44,124		$35,725		$24,925
Ratio of expenses to average net assets:	1.20	%(5)	1.19%	1.20%		1.21%		1.25%		1.22%
Ratio of net investment income (loss) to average net assets:	(0.53	)%(5)	0.28%	(0.58)%		(0.63)%		(0.60)%		(0.42)%
Portfolio turnover rate(3)	27%		49%	50%		57%		59%		61%

(1)	Net investment loss per shares is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small-Mid Cap Equity Fund
	Six Months		Year		May 2, 2011(1)
	Ended		Ended		through
	June 30, 2013		December 31,		December 31,
	(Unaudited)		2012		2011
Net Asset Value - Beginning of Period	$9.68		$8.86		$10.00
Net investment loss	(0.03	)(2)	(0.03	)(3)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	0.87		0.85		(1.12)
Total from investment operations	0.84		0.82		(1.14)
Net Asset Value - End of Period	$10.52		$9.68		$8.86
Total Return	8.68	%(4)	9.26%		(11.40	)%(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$297,217		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.17	%(5)	1.18%		2.14	%(5)
After expense waiver and/or reimbursement	1.00	%(5)	1.00%		1.00	%(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.71	)%(5)	(0.50)%		(1.55	)%(5)
After expense waiver and/or reimbursement	(0.54	)%(5)	(0.32)%		(0.41	)%(5)
Portfolio turnover rate	35%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per shares is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$17.62		$15.34	$15.18	$13.02	$10.33	$15.38
Net investment income	0.07	(1)	0.14 (1)	0.11 (1)	0.08	0.10	0.16
Net realized and unrealized gain (loss) on investments	2.12		2.27	0.39	2.24	2.69	(5.05)
Total from investment operations	2.19		2.41	0.50	2.32	2.79	(4.89)
Dividends from net investment income	—		(0.12)	(0.10)	(0.08)	(0.10)	(0.16)
Distributions from net realized gains	—		(0.01)	(0.24)	(0.08)	—	—
Total dividends and distributions	—		(0.13)	(0.34)	(0.16)	(0.10)	(0.16)
Net Asset Value - End of Period	$19.81		$17.62	$15.34	$15.18	$13.02	$10.33
Total Return	12.43	%(2)	15.69%	3.30%	17.77%	27.01%	(31.80)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$248,880		$161,129	$102,548	$72,370	$49,157	$36,677
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.93	%(3)	0.96%	0.99%	1.04%	1.13%	1.06%
After expense waiver and/or reimbursement	0.80	%(3)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.63	%(3)	0.69%	0.54%	0.39%	0.62%	0.85%
After expense waiver and/or reimbursement	0.76	%(3)	0.85%	0.73%	0.63%	0.95%	1.11%
Portfolio turnover rate	6%		12%	20%	23%	26%	31%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Balanced Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$16.11		$14.53	$14.25	$13.09	$10.85	$13.84
Net investment income	0.09		0.19	0.17	0.18	0.22	0.26
Net realized and unrealized gain (loss) on investments	1.42		1.58	0.28	1.16	2.24	(2.96)
Total from investment operations	1.51		1.77	0.45	1.34	2.46	(2.70)
Dividends from net investment income	(0.09)		(0.19)	(0.17)	(0.18)	(0.22)	(0.28)
Distributions from net realized gains	—		—	—	—	—	(0.01)
Total dividends and distributions	(0.09)		(0.19)	(0.17)	(0.18)	(0.22)	(0.29)
Net Asset Value - End of Period	$17.53		$16.11	$14.53	$14.25	$13.09	$10.85
Total Return	9.34	%(1)	12.20%	3.16%	10.31%	22.90%	(19.70)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$26,983		$21,800	$18,560	$16,486	$13,476	$10,156
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.05	%(2)	1.10%	1.14%	1.25%	1.41%	1.38%
After expense waiver and/or reimbursement	0.80	%(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.78	%(2)	0.91%	0.83%	0.89%	1.28%	1.51%
After expense waiver and/or reimbursement	1.03	%(2)	1.21%	1.17%	1.34%	1.89%	2.09%
Portfolio turnover rate	4%		15%	34%	13%	22%	38%

(1)	Not annualized.
(2)	Annualized.

	LKCM Fixed Income Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$11.23		$11.04	$11.03	$10.85	$10.20	$10.33
Net investment income	0.15		0.34	0.37	0.40	0.43	0.43
Net realized and unrealized gain (loss) on investments	(0.25)		0.25	0.09	0.22	0.65	(0.13)
Total from investment operations	(0.10)		0.59	0.46	0.62	1.08	0.30
Dividends from net investment income	(0.15)		(0.34)	(0.37)	(0.40)	(0.43)	(0.43)
Distributions from net realized gains	—		(0.06)	(0.08)	(0.04)	—	—
Total dividends and distributions	(0.15)		(0.40)	(0.45)	(0.44)	(0.43)	(0.43)
Net Asset Value - End of Period	$10.98		$11.23	$11.04	$11.03	$10.85	$10.20
Total Return	(0.94	)%(1)	5.44%	4.22%	5.82%	10.77%	2.99%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$214,617		$205,880	$178,116	$162,353	$149,218	$120,674
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.72	%(2)	0.71%	0.72%	0.73%	0.76%	0.73%
After expense waiver and/or reimbursement	0.65	%(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.63	%(2)	2.98%	3.31%	3.55%	4.00%	4.15%
After expense waiver and/or reimbursement	2.70	%(2)	3.04%	3.38%	3.63%	4.11%	4.23%
Portfolio turnover rate	15%		31%	24%	20%	30%	23%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $3 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1 billion and $8 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing under normal circumstances primarily in a portfolio of equity and fixed income securities and cash equivalent securities with at least 25% of the Fund’s total assets invested in fixed income securities.  The LKCM Fixed Income Fund seeks to provide investors with current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”).  Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.  Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued.  Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2013:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$937,269,206	$—	$—	$937,269,206
Money Market Fund	25,152,472	—	—	25,152,472
Total Investments*	$962,421,678	$—	$—	$962,421,678

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$294,867,429	$—	$—	$294,867,429
Money Market Fund	2,258,392	—	—	2,258,392
Total Investments*	$297,125,821	$—	$—	$297,125,821

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$223,173,519	$—	$—	$223,173,519
Money Market Funds	24,870,061	—	—	24,870,061
Total Investments*	$248,043,580	$—	$—	$248,043,580

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$19,053,732	$—	$—	$19,053,732
Corporate Bonds	—	7,652,857	—	7,652,857
Money Market Fund	187,853	—	—	187,853
Total Investments*	$19,241,585	$7,652,857	$—	$26,894,442

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks	$3,699,250	$—	$—	$3,699,250
Corporate Bonds	—	192,841,075	—	192,841,075
U.S. Government Issues	—	1,619,785	—	1,619,785
U.S. Government Sponsored Entities	—	11,254,107	—	11,254,107
Money Market Fund	3,499,485	—	—	3,499,485
Total Investments*	$7,198,735	$205,714,967	$—	$212,913,702

* Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.
There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2014 in order to limit each Fund’s operating expenses to the annual cap rates presented below. For the six months ended June 30, 2013, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Annual Advisory Rate	0.75%	0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00% (Inst.)	1.00%	0.80%	0.80%	0.65%
	1.25% (Adviser)
Fees Waived in 2013	—	$234,393	$134,607	$31,067	$70,660

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2013, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $52,898.

C.  Fund Shares:  At June 30, 2013, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	3,968,163	$96,199,411	8,100,091	$196,206,366
Shares issued to shareholders in
reinvestment of distributions	—	—	2,352,426	52,200,325
Shares redeemed	(4,028,149)	(98,306,023)	(9,289,328)	(223,028,143)
Redemption fee		4,289		16,577
Net increase (decrease)	(59,986)	$(2,102,323)	1,163,189	$25,395,125

Shares Outstanding:
Beginning of period	36,144,306		34,981,117
End of period	36,084,320		36,144,306
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	158,394	$3,767,068	354,133	$8,367,217
Shares issued to shareholders in
reinvestment of distributions	—	—	144,448	3,118,634
Shares redeemed	(271,036)	(6,324,114)	(623,689)	(14,664,514)
Redemption fee		447		1,068
Net decrease	(112,642)	$(2,556,599)	(125,108)	$(3,177,595)

Shares Outstanding:
Beginning of period	1,845,755		1,970,863
End of period	1,733,113		1,845,755

Total Net Increase (Decrease)		$(4,658,922)		$22,217,530

Small-Mid Cap Equity Fund
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	6,214,553	$63,924,806	25,719,580	$241,058,436
Shares redeemed	(3,796,430)	(38,857,308)	(2,555,855)	(24,343,804)
Redemption fee		519		16,796
Net increase	2,418,123	$25,068,017	23,163,725	$216,731,428

Shares Outstanding:
Beginning of period	25,845,750		2,682,025
End of period	28,263,873		25,845,750

Equity Fund
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	3,866,308	$75,447,134	3,492,239	$59,271,200
Shares issued to shareholders in
reinvestment of distributions	—	—	55,498	964,550
Shares redeemed	(447,757)	(8,804,917)	(1,089,491)	(18,316,158)
Redemption fee		7,552		5,104
Net increase	3,418,551	$66,649,769	2,458,246	$41,924,696
Shares Outstanding:
Beginning of period	9,143,706		6,685,460
End of period	12,562,257		9,143,706

Balanced Fund
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	281,095	$4,745,459	119,962	$1,887,652
Shares issued to shareholders in
reinvestment of distributions	6,938	121,230	15,738	248,897
Shares redeemed	(102,004)	(1,709,065)	(59,493)	(932,870)
Redemption fee		9,360		—
Net increase	186,029	$3,166,984	76,207	$1,203,679
Shares Outstanding:
Beginning of period	1,353,478		1,277,271
End of period	1,539,507		1,353,478

Fixed Income Fund
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	1,968,106	$22,097,682	3,756,490	$42,295,000
Shares issued to shareholders in
reinvestment of distributions	225,524	2,500,825	565,654	6,353,109
Shares redeemed	(970,106)	(10,900,561)	(2,132,409)	(24,088,709)
Redemption fee		1,457		—
Net increase	1,223,524	$13,699,403	2,189,735	$24,559,400
Shares Outstanding:
Beginning of period	18,325,921		16,136,186
End of period	19,549,445		18,325,921

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$243,303,567	$—	$251,227,884
LKCM Small-Mid Cap Equity Fund	—	125,134,821	—	93,337,487
LKCM Equity Fund	—	68,570,728	—	10,500,049
LKCM Balanced Fund	—	4,073,948	—	951,773
LKCM Fixed Income Fund	—	44,509,700	—	31,801,740

E.  Tax Information:  At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Cost of Investments	$688,341,596	$234,230,250	$127,827,560	$16,453,807	$192,857,262
Gross Unrealized Appreciation	192,757,843	21,914,404	35,317,824	5,409,583	11,743,865
Gross Unrealized Depreciation	(24,735,765)	(6,164,485)	(1,794,039)	(90,255)	(316,643)
Net Unrealized Appreciation	$168,022,078	$15,749,919	$33,523,785	$5,319,328	$11,427,222
Undistributed Ordinary Income	120,236	—	41,852	96	—
Undistributed Long-Term Capital Gain	6,374,111	—	416,415	—	570,734
Total Distributable Earnings	$6,494,347	$—	$458,267	$96	$570,734
Other Accumulated Losses	$—	$(5,247,877)	$—	$(272,515)	$—
Total Accumulated Gains	$174,516,425	$10,502,042	$33,982,052	$5,046,909	$11,997,956

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2012, the capital loss carryforwards were as follows:

	Month/Year Realized	Month/Year Expiring	Short-Term
LKCM Small-Mid Cap Equity Fund	Unexpiring Losses		$5,247,877
LKCM Balanced Fund	12/2009	12/2017	$180,429

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2012, the LKCM Balanced Fund utilized capital loss carryforwards of $239,865.

At December 31, 2012, the LKCM Balanced Fund deferred, on a tax basis, post-October capital losses of $92,086.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$4,425,589	$62,970,801
LKCM Small-Mid Cap Equity Fund	—	—	—	—
LKCM Equity Fund	—	—	1,050,235	95,025
LKCM Balanced Fund	127,537	—	251,963	—
LKCM Fixed Income Fund	2,799,705	—	6,096,109	1,087,106

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2009 through December 31, 2012. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2012. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.  Reorganization of Armstrong Associates, Inc.:   On May 10, 2013, the LKCM Equity Fund and Armstrong Associates, Inc. (“Armstrong”) consummated the transactions contemplated by the agreement and plan of reorganization and dissolution between Armstrong and the Trust, on behalf of the LKCM Equity Fund (the “Plan”).  Pursuant to the Plan, Armstrong transferred all of its assets to the LKCM Equity Fund, and the LKCM Equity Fund assumed all of the liabilities of Armstrong, in exchange solely for Institutional Class shares of the LKCM Equity Fund, following which Armstrong distributed those LKCM Equity Fund shares pro rata to its shareholders and dissolved.

G.  Subsequent Events:  In preparing these financial statements, the Trust has evaluated events after June 30, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

LKCM Funds
Additional Information
June 30, 2013 (Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Election of Trustees:  On February 21, 2013, the Trust held a Special Meeting of Shareholders to elect Trustees to the Board of Trustees of the Trust.  In connection with the Special Meeting of Shareholders, the Trust’s shareholders elected J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., Richard J. Howell, Steven Purvis and Larry J. Lockwood to serve as trustees to the Board of Trustees of the Trust.

The following table illustrates the results of the voting with respect to the election of Trustees:

Trustee	For	Withheld
J. Luther King Jr.	83,209,072	2,032,811
H. Kirk Downey	83,238,239	2,003,646
Earle A. Shields, Jr.	83,208,667	2,033,217
Richard J. Howell	83,248,488	1,993,396
Steven R. Purvis	80,694,422	4,547,461
Larry J. Lockwood	84,999,777	242,107

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM FUNDS

Introduction.  At a meeting held on February 26, 2013, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, and LKCM Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to each Fund’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement.  The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979.  The Board noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Funds, or impair its ability to meet its expense cap and reimbursement obligations to the Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.

In addition, the Board considered LKCM’s description of its best execution practices.  The Board also noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds.  The Board considered the performance of each Fund compared to the Fund’s benchmark index (“Benchmark”) and peer group funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2012.  The Board also considered LKCM’s discussion of each Fund’s performance.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any other Class and has the longest performance history.  The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark and the Lipper Index for the three-year, five-year, ten-year and since inception periods, but underperformed its Benchmark and the Lipper Index for the one-year period.

The Board noted that the Small-Mid Cap Equity Fund underperformed its Benchmark and the Lipper Index for the one-year and since inception periods.  The Board noted LKCM’s explanation that the Fund’s strategy of investing in higher quality companies that reinvest their capital back into their businesses to grow the value of the businesses over time was not rewarded in the market rally driven by lower quality, higher debt laden companies and higher yielding companies in the REITs and Utilities areas.

The Board noted that the Equity Fund outperformed its Benchmark for the three-year, five-year, ten-year and since inception period, but underperformed the Benchmark for the one-year period.  The Board also noted that the Equity Fund outperformed the Lipper Index for all periods presented.

The Board noted that the Balanced Fund outperformed its Benchmark for the five-year, ten-year and since inception periods, but underperformed its Benchmark for the one-year and three-year periods.  The Board also noted that the Balanced Fund outperformed the Lipper Index for the three-year, five-year, ten-year, and since inception periods, but underperformed the Lipper Index for the one-year period.

The Board noted that the Fixed Income Fund outperformed its Benchmark for the one-year, five-year, and ten-year periods, but underperformed its Benchmark for the three-year and since inception periods.  The Board also noted that the Fixed Income Fund outperformed the Lipper Index for all periods presented.

Fees and Expenses.  The Board considered the advisory fee rates of each Fund and the net expense ratios (after fee waivers and/or expense reimbursement) of each Fund relative to similar funds and LKCM’s other clients.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Fund through April 30, 2014.  The Board compared the contractual advisory fee rate and the net expense ratio of each Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.  The Board considered that, although the Funds’ contractual advisory fee rates are higher than those of their peers, the expense cap arrangements cause the Funds’ overall net expense ratios to be lower than, or in line with, those of their peers.  As such, the Trustees gave less weight to the contractual advisory fee rate for each Fund and more weight to each Fund’s net expense ratio.

In this regard, the Board noted that the contractual advisory fee rate for the Small Cap Equity Fund’s Institutional Class was at the high end of the second quartile and low end of the third quartile of the Lipper Category, and the Fund’s net expense ratio was in the second quartile of the Lipper Category.  In this case, the advisory fee rate and the net expense ratio were lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Small-Mid Cap Equity Fund were in the second and first quartile of the Lipper Category, respectively.  In this case, the advisory fee rate and the net expense ratio were lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Equity Fund were in the third and first quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the net expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Balanced Fund were in the third and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the net expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate for the Fixed Income Fund was at the high end of the third quartile and the low end of the fourth quartile of the Lipper Category, and the Fund’s net expense ratio was in the third quartile of the Lipper Category.  In this case, the advisory fee rate and the net expense ratio were higher than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Funds.  The Board also noted LKCM’s representation that the subadvisory fee rates it charges other funds reflect the narrower scope of compliance and investment management responsibilities that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Funds and the profitability of LKCM.  The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years.  The Board also reviewed the estimated profit and loss statement provided by LKCM on a fund-by-fund basis.  In this regard, the Board noted that LKCM estimated that it made a profit on all of the Funds other than the Balanced Fund.

With respect to economies of scale, the Board considered that net subscriptions and assets in each Fund increased during the last calendar year.  In this connection, LKCM indicated that it expects assets will continue to grow given the Funds longer-term performance and competitive expense structure.  The Board noted that, based on the relatively low net expense ratios of the Funds (after fee waivers and expense reimbursements), LKCM believes Fund shareholders currently enjoy significant economies of scale, which may increase if assets grow.

In addition, the Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process.  The Board also noted that LKCM believes that its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community.  The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or sub-advisory relationships with other mutual funds, and the Funds, which may gain additional shareholders.

Conclusion.  Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Fund shareholders with reasonable benefits associated with economies of scale.  In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement.

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

Semi-Annual Report
June 30, 2013

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

							Five Year
					Six Month	One Year	Average	Avg. Annual
			Net	Gross	Total Return	Total Return	Annualized	Total Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Return Ended	Since
Funds	Dates	6/30/13	Ratio*, **	Ratio**	6/30/13	6/30/13	6/30/13	Incept.***
LKCM Aquinas Value Fund	7/11/05	$16.25	1.50%	1.54%	14.60%	25.31%	6.83%	6.29%
Russell 1000 Value® Index(1)					15.90%	25.32%	6.67%	5.28%
LKCM Aquinas Growth Fund	7/11/05	$19.77	1.50%	1.59%	6.69%	12.32%	4.73%	4.32%
Russell 1000 Growth® Index(2)					11.80%	17.07%	7.47%	6.63%
LKCM Aquinas Small Cap Fund	7/11/05	$8.08	1.51%	2.33%	10.08%	14.24%	8.38%	5.98%
Russell 2000® Index(3)					15.86%	24.21%	8.77%	6.43%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2014.  Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2012, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

Economic Review

As we enter the second half of 2013, we believe that economic conditions should continue to be favorable.  While economic growth is positive, the economy is not expanding at an inflation-inducing pace, which allows the Federal Reserve Bank to maintain near-zero short-term interest rates.

Housing and employment data continue to improve, strengthening the economic expansion.  The two-thirds of Gross Domestic Product (GDP) represented by consumer spending remains sound in our view, as the wealth effect of higher home prices and equity values bolster consumer confidence.  We remain constructive on the remaining one-third of the economy, represented by corporations, as we believe depleted capital stock is evidence of pent-up investment spending that may occur as the economy continues to expand.  Many corporations remain flush with cash.  As a result, we are seeing record levels of capital being returned to shareholders in the form of dividends and share repurchases.  However, we expect the majority of this liquidity to be deployed towards capital projects as economic growth accelerates.

We expect the economy to expand at a moderate pace both this year and next despite ongoing federal deficit reductions.  Many households collectively have repaired their balance sheets and substantially reduced their debt service ratios, freeing funds for other uses like consumption.  Furthermore, we believe that the wealth effect will continue to be a positive tailwind for consumers.  In our view, the pillars of consumer spending, including job creation, rising household wealth, and strong consumer confidence, are all favorable.  Likewise, corporate profits are reaching new highs, corporate balance sheets are flush with cash, and we believe that there is likely a capital expenditure cycle yet to come.  The results of government sequestration are difficult to measure precisely, but the impact may be as high as two percent of GDP.  As the magnitude of the impact of sequestration fades during the back half of this year, we believe economic growth should rise.

The Federal Reserve is in the midst of a tough balancing act as it attempts to rationalize long-term interest rates while not disturbing the economic expansion.  It is our view that the Federal Reserve will be successful in this effort, yet we recognize the difficulty of the challenge.  Volatility is to be expected.  Fortunately, we believe the risk of an exogenous shock to the U.S. economy appears low, although there will continue to be international challenges.  Extremely accommodative domestic monetary policy has pressured other central banks to continue to ease, which in part should reduce the risk of economic crises.

2

We continue to remain positive on equity valuations and believe the market continues to afford opportunities to purchase competitively advantaged companies at reasonable prices.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund advanced 10.08% for the six months ended June 30, 2013 against the 15.86% return for the Russell 2000 Index, the Fund’s benchmark.  We were encouraged that the Fund outperformed the benchmark in May and June as the REITs and other high yield areas began to underperform.  The Fund typically does not invest in the higher yield areas of the benchmark, and our stock selection has been challenged in many sectors given our view that this market advance has been led by lower quality companies.  Our sector allocation decisions were additive to the Fund’s relative performance while our stock selection decisions detracted from the Fund’s overall results.  The Fund’s overweight position in the Consumer Discretionary sector relative to the benchmark was the standout contributor while the Fund’s underweight positions in the Utilities and Materials sectors were additive to the Fund’s performance.  Stock selection, while positive on an absolute basis, was weak across the board relative to the benchmark.  Again, we believe the low quality driven market made it difficult for our investment strategy to outperform the benchmark during the first half of the year.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund advanced 6.69% during the six months ended June 30, 2013 against the 11.80% return of the Russell 1000 Growth Index, the Fund’s benchmark.  The Fund’s performance benefited from stock selection in the Energy sector relative to the benchmark, while stock selection in the Information Technology, Healthcare and Industrials sectors detracted from relative performance.  The Fund’s relative performance benefited from a slightly underweight position in the Information Technology sector relative to the benchmark, which was offset by underweight positions in the Healthcare and Consumer Discretionary sectors.  We believe the Fund maintains a portfolio of quality growth companies which exhibit investment characteristics that we believe positions the Fund well.

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund advanced 14.60% for the six months ended June 30, 2013 against the 15.90% return of the Russell 1000 Value Index, the Fund’s benchmark.  The Fund’s performance was positively impacted by stock selection, particularly in the Energy and Financial sectors, relative to the benchmark.  This contribution to the Fund’s relative performance was somewhat offset by stock selection in the Information Technology and Healthcare sectors.  The Fund benefited from its overweight positions in the Consumer Discretionary and Information Technology sectors relative to the benchmark, which was offset by the Fund’s underweight position in the Financials sector and overweight position in the Materials sector.  At June 30, 2013, the Fund maintained overweight allocations in the Consumer Discretionary, Information Technology, Industrials, and Materials sectors and underweight allocations in the Healthcare, Financials, and Utilities sectors.  We believe the Fund is well positioned with an emphasis on higher quality companies that we believe are reasonably valued relative to their earnings growth rate, and we expect these companies should experience continued operating improvement from any economic expansion during 2013.

J. Luther King, Jr., CFA, CIC
August 2, 2013

3

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-12 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  These risks are discussed in the Funds’ Summary and Statutory Prospectuses.  Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

LKCM Aquinas Funds Expense Example — June 30, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/13 - 6/30/13).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 - 6/30/13
Actual	$1,000.00	$1,146.00	$7.98
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 - 6/30/13
Actual	$1,000.00	$1,066.90	$7.69
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 - 6/30/13
Actual	$1,000.00	$1,100.80	$7.81
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

5

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — June 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

6

LKCM Aquinas Value Fund
Schedule of Investments
June 30, 2013 (Unaudited)

COMMON STOCKS - 98.6%	Shares	Value

Aerospace & Defense - 2.4%
Honeywell International Inc.	15,000	$1,190,100

Auto Components - 1.5%
The Goodyear Tire &
Rubber Company (a)	50,000	764,500

Banks - 9.3%
BOK Financial Corporation	17,500	1,120,875
Cullen/Frost Bankers, Inc.	17,500	1,168,475
SunTrust Banks, Inc.	30,000	947,100
Zions Bancorporation	50,000	1,444,000
		4,680,450
Beverages - 3.2%
The Coca-Cola Company	20,000	802,200
PepsiCo, Inc.	10,000	817,900
		1,620,100
Building Products - 1.0%
Masco Corporation	25,000	487,250

Chemicals - 5.4%
FMC Corporation	24,000	1,465,440
Monsanto Company	12,500	1,235,000
		2,700,440
Commercial Services & Supplies - 1.8%
Waste Management, Inc.	22,500	907,425

Computers & Peripherals - 3.4%
EMC Corporation	40,000	944,800
International Business
Machines Corporation	4,020	768,262
		1,713,062
Construction Materials - 2.4%
Martin Marietta Materials, Inc.	12,500	1,230,250

Distributors - 1.5%
LKQ Corporation (a)	30,000	772,500

Diversified Financial Services - 2.6%
JPMorgan Chase & Co.	25,000	1,319,750

Diversified Telecommunication
Services - 1.3%
Verizon Communications Inc.	12,500	629,250

Electrical Equipment
& Instruments - 3.4%
Emerson Electric Co.	10,800	589,032
Roper Industries, Inc.	9,000	1,117,980
		1,707,012
Energy Equipment & Services - 1.2%
Schlumberger Limited (b)	8,400	601,944

Food & Drug Retailing - 2.3%
CVS Caremark Corporation	20,000	1,143,600

Food Products - 1.7%
Kraft Foods Group, Inc.	15,000	838,050

Health Care Equipment & Supplies - 4.1%
Covidien PLC (b)	20,000	1,256,800
DENTSPLY International Inc.	20,000	819,200
		2,076,000
Household Durables - 2.3%
Whirlpool Corporation	10,000	1,143,600

Insurance - 7.4%
HCC Insurance Holdings, Inc.	20,000	862,200
MetLife, Inc.	35,000	1,601,600
Prudential Financial, Inc.	17,500	1,278,025
		3,741,825
Internet Software & Services - 2.1%
Akamai Technologies, Inc. (a)	25,000	1,063,750

Machinery - 3.4%
Barnes Group Inc.	25,000	749,750
Danaher Corporation	15,000	949,500
		1,699,250
Media - 1.7%
Cinemark Holdings, Inc.	15,000	418,800
Time Warner Inc.	7,500	433,650
		852,450
Metals & Mining - 1.6%
Commercial Metals Company	55,000	812,350

Multiline Retail - 1.8%
Kohl’s Corporation	18,000	909,180

Oil & Gas & Consumable Fuels - 15.4%
Cabot Oil & Gas Corporation	18,000	1,278,360
ConocoPhillips	11,000	665,500
Denbury Resources Inc. (a)	35,000	606,200
Exxon Mobil Corporation	4,000	361,400
Gulfport Energy Corporation (a)	25,000	1,176,750
Noble Energy, Inc.	16,500	990,660
Range Resources Corporation	10,000	773,200
SM Energy Company	15,000	899,700
The Williams Companies, Inc.	30,000	974,100
		7,725,870
Pharmaceuticals - 2.7%
Abbott Laboratories	17,500	610,400
AbbVie Inc.	17,500	723,450
		1,333,850
Software - 4.4%
Adobe Systems Incorporated (a)	32,500	1,480,700
Nuance Communications, Inc. (a)	40,000	735,200
		2,215,900

The accompanying notes are an integral part of these financial statements.

7

LKCM Aquinas Value Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

Specialty Retail - 3.7%
The Home Depot, Inc.	10,000	$774,700
Tiffany & Co.	15,000	1,092,600
		1,867,300

Thrifts & Mortgage Finance - 1.6%
Capitol Federal Financial Inc.	65,000	789,100

Wireless Telecommunication Services - 2.0%
Vodafone Group PLC - ADR (b)	35,000	1,005,900

TOTAL COMMON STOCKS
(Cost $33,015,440)		49,542,008

SHORT-TERM INVESTMENT - 1.5%

Money Market Fund (c) - 1.5%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	782,860	782,860

TOTAL SHORT-TERM INVESTMENT
(Cost $782,860)		782,860

Total Investments - 100.1%
(Cost $33,798,300)		50,324,868
Liabilities in Excess of Other Assets - (0.1)%		(66,446)
TOTAL NET ASSETS - 100.0%		$50,258,422

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

8

LKCM Aquinas Growth Fund
Schedule of Investments
June 30, 2013 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value

Aerospace & Defense - 1.7%
Rockwell Collins, Inc.	10,000	$634,100

Air Freight & Logistics - 1.3%
FedEx Corp.	5,000	492,900

Automobiles - 0.5%
Thor Industries, Inc.	4,000	196,720

Banks - 5.3%
BOK Financial Corporation	10,000	640,500
Cullen/Frost Bankers, Inc.	10,000	667,700
Texas Capital Bancshares, Inc. (a)	15,000	665,400
		1,973,600
Beverages - 1.6%
The Coca-Cola Company	15,000	601,650
Chemicals - 3.3%
FMC Corporation	10,000	610,600
Monsanto Company	6,000	592,800
		1,203,400
Communication Equipment - 1.9%
F5 Networks, Inc. (a)	6,000	412,800
QUALCOMM Incorporated	5,000	305,400
		718,200
Computers & Peripherals - 6.5%
Apple Inc.	1,800	712,944
EMC Corporation	30,000	708,600
International Business
Machines Corporation	3,500	668,885
NetApp, Inc.	8,000	302,240
		2,392,669
Distributors - 2.1%
LKQ Corporation (a)	30,000	772,500

Electrical Equipment
& Instruments - 5.5%
AMETEK, Inc.	15,000	634,500
Emerson Electric Co.	12,000	654,480
Roper Industries, Inc.	6,000	745,320
		2,034,300
Electronic Equipment
& Instruments - 2.9%
National Instruments Corporation	18,000	502,920
Trimble Navigation Limited (a)	22,000	572,220
		1,075,140
Energy Equipment & Services - 1.2%
Dril-Quip, Inc. (a)	5,000	451,450
Food & Drug Retailing - 4.0%
Casey’s General Stores, Inc.	10,000	601,600
Costco Wholesale Corporation	8,000	884,560
		1,486,160

Food Products - 1.7%
Whole Foods Market, Inc.	12,000	617,760

Health Care Equipment & Supplies - 4.2%
Covidien PLC (b)	10,000	628,400
DENTSPLY International Inc.	14,000	573,440
Medtronic, Inc.	7,000	360,290
		1,562,130
Health Care Providers & Services - 2.3%
Express Scripts Holding Co (a)	8,000	493,520
McKesson Corporation	3,000	343,500
		837,020
Hotels, Restaurants & Leisure - 1.9%
Yum! Brands, Inc.	10,000	693,400

Household Durables - 0.8%
Tupperware Brands Corporation	4,000	310,760

Household Products - 4.0%
Colgate-Palmolive Company	12,000	687,480
The Procter & Gamble Company	10,000	769,900
		1,457,380
Internet Catalog & Retail - 2.3%
Amazon.com, Inc. (a)	3,000	833,070

Internet Software & Services - 5.6%
Akamai Technologies, Inc. (a)	22,000	936,100
Google Inc. - Class A (a)	1,000	880,370
Yahoo! Inc. (a)	10,000	251,100
		2,067,570
Machinery - 3.8%
Danaher Corporation	11,000	696,300
Valmont Industries, Inc.	5,000	715,450
		1,411,750
Media - 0.9%
Sirius XM Radio Inc.	100,000	335,000

Metals & Mining - 3.0%
Carpenter Technology Corporation	10,000	450,700
Reliance Steel & Aluminum Co.	10,000	655,600
		1,106,300
Oil & Gas & Consumable Fuels - 10.2%
Cabot Oil & Gas Corporation	20,000	1,420,400
Gulfport Energy Corporation (a)	8,000	376,560
Oasis Petroleum Inc. (a)	15,000	583,050
Range Resources Corporation	10,000	773,200
SM Energy Company	10,000	599,800
		3,753,010
Pharmaceuticals - 3.0%
Abbott Laboratories	8,000	279,040
AbbVie Inc.	8,000	330,720
Allergan, Inc.	6,000	505,440
		1,115,200

The accompanying notes are an integral part of these financial statements.

9

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

Software - 10.2%
ACI Worldwide, Inc. (a)	15,000	$697,200
Adobe Systems Incorporated (a)	10,000	455,600
ANSYS, Inc. (a)	6,000	438,600
Aspen Technology, Inc. (a)	30,000	863,700
Citrix Systems, Inc. (a)	7,000	422,310
Symantec Corporation	15,000	337,050
VMware, Inc. - Class A (a)	8,000	535,920
		3,750,380
Specialty Retail - 7.5%
The Home Depot, Inc.	6,000	464,820
O’Reilly Automotive, Inc. (a)	8,000	900,960
PetSmart, Inc.	5,000	334,950
Tractor Supply Company	9,000	1,058,490
		2,759,220
TOTAL COMMON STOCKS
(Cost $23,696,456)		36,642,739

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund (c) - 1.1%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	401,308	401,308

TOTAL SHORT-TERM INVESTMENT
(Cost $401,308)		401,308

Total Investments - 100.3%
(Cost $24,097,764)		37,044,047
Liabilities in Excess of Other Assets - (0.3)%		(112,261)
TOTAL NET ASSETS - 100.0%		$36,931,786

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

10

LKCM Aquinas Small Cap Fund
Schedule of Investments
June 30, 2013 (Unaudited)

COMMON STOCKS - 92.7%	Shares	Value

Aerospace & Defense - 2.7%
Hexcel Corporation (a)	6,735	$229,327
Teledyne Technologies Incorporated (a)	1,840	142,324
		371,651
Auto Components - 1.1%
Group 1 Automotive, Inc.	2,285	146,994

Automobiles - 1.4%
Thor Industries, Inc.	3,840	188,851

Banks - 9.1%
BancorpSouth, Inc.	9,458	167,407
Columbia Banking System, Inc.	7,030	167,384
Community Bank System, Inc.	5,010	154,559
First Horizon National Corporation	16,060	179,872
Hancock Holding Company	3,430	103,140
Home Bancshares Inc.	7,160	185,945
Prosperity Bancshares, Inc.	2,865	148,378
Texas Capital Bancshares, Inc. (a)	3,480	154,373
		1,261,058
Biotechnology - 1.2%
EXACT Sciences Corp. (a)	11,960	166,364

Building Products - 0.8%
Armstrong World Industries, Inc. (a)	2,200	105,138

Capital Markets - 0.9%
Greenhill & Co., Inc.	2,855	130,588

Chemicals - 1.1%
PolyOne Corporation	6,240	154,627

Communications Equipment - 6.2%
Allot Communications Ltd. (a) (b)	7,090	97,204
Ciena Corporation (a)	9,200	178,664
Infinera Corporation (a)	14,100	150,447
IXIA (a)	9,770	179,768
Loral Space & Communications Inc.	1,600	95,968
NICE Systems Limited - ADR (b)	4,155	153,278
		855,329
Construction Materials - 0.4%
Headwaters Incorporated (a)	6,965	61,571

Consumer Finance - 1.6%
Cash America International, Inc.	2,440	110,922
First Cash Financial Services, Inc. (a)	2,365	116,382
		227,304
Containers & Packaging - 1.0%
Greif, Inc. - Class A	2,550	134,309

Diversified Financials - 1.3%
HFF, Inc. - Class A	6,440	114,439
MarketAxess Holdings Inc.	1,470	68,722
		183,161

Electrical Equipment
& Instruments - 3.2%
Belden Inc.	3,800	189,734
Franklin Electric Co., Inc.	4,390	147,723
Thermon Group Holdings Inc. (a)	5,095	103,938
		441,395
Electronic Equipment
& Instruments - 0.7%
National Instruments Corporation	3,650	101,981

Energy Equipment & Services - 0.8%
Atwood Oceanics, Inc. (a)	2,125	110,606

Food & Drug Retailing - 1.2%
Casey’s General Stores, Inc.	2,825	169,952

Health Care Equipment
& Supplies - 7.3%
Align Technology, Inc. (a)	920	34,077
Cyberonics, Inc. (a)	3,955	205,502
DexCom Inc. (a)	12,050	270,522
Endologix, Inc. (a)	10,825	143,756
MWI Veterinary Supply, Inc. (a)	1,800	221,832
The Spectranetics Corporation (a)	7,168	133,898
		1,009,587
Health Care Providers & Services - 2.2%
Team Health Holdings, Inc. (a)	7,410	304,329

Hotels Restaurants & Leisure - 1.0%
Bloomin’ Brands, Inc. (a)	5,570	138,582

Household Durables - 2.1%
Ethan Allen Interiors Inc.	5,450	156,960
Tempur Sealy International, Inc. (a)	3,150	138,285
		295,245
Industrial Conglomerates - 0.8%
Raven Industries, Inc.	3,600	107,928

Insurance - 2.2%
AmTrust Financial Services, Inc.	4,380	156,366
Endurance Specialty Holdings Ltd. (b)	2,940	151,263
		307,629
Internet Software & Services - 1.7%
Euronet Worldwide, Inc. (a)	3,590	114,377
LogMeIn, Inc. (a)	4,690	114,718
		229,095
IT Consulting & Services - 1.3%
Acxiom Corporation (a)	7,905	179,285

Leisure Equipment & Products - 2.1%
Arctic Cat Inc.	2,850	128,193
Pool Corporation	2,990	156,706
		284,899

The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

Machinery - 5.0%
Actuant Corporation - Class A	5,100	$168,147
Chart Industries, Inc. (a)	1,272	119,683
CLARCOR Inc.	1,210	63,174
The Manitowoc Company, Inc.	6,510	116,594
The Middleby Corporation (a)	1,360	231,322
		698,920
Marine - 0.9%
Kirby Corporation (a)	1,635	130,048

Media - 1.1%
Cinemark Holdings, Inc.	5,575	155,654

Metals & Mining - 1.7%
Carpenter Technology Corporation	1,985	89,464
Commercial Metals Company	9,655	142,604
		232,068
Oil & Gas & Consumable Fuels - 4.4%
Approach Resources Inc. (a)	5,410	132,924
Gulfport Energy Corporation (a)	2,875	135,326
Halcon Resources Corporation (a)	14,380	81,535
Kodiak Oil & Gas Corporation (a) (b)	13,350	118,681
Oasis Petroleum Inc. (a)	3,570	138,766
		607,232
Pharmaceuticals - 1.1%
Akorn, Inc. (a)	11,626	157,183

Semiconductor Equipment
& Products - 0.7%
Cirrus Logic, Inc. (a)	3,625	62,930
Rambus Inc. (a)	3,870	33,243
		96,173
Software - 6.1%
ACI Worldwide, Inc. (a)	3,575	166,166
Aspen Technology, Inc. (a)	5,085	146,397
Bottomline Technologies (de) Inc. (a)	5,460	138,083
Interactive Intelligence Group, Inc. (a)	3,675	189,630
Mentor Graphics Corporation	6,800	132,940
Pegasystems Inc.	2,320	76,839
		850,055
Specialty Retail - 7.3%
CST Brands, Inc. (a)	4,820	148,504
DSW Inc. - Class A	2,094	153,846
Francesca’s Holdings Corporation (a)	4,720	131,169
Genesco Inc. (a)	1,890	126,611
Guess?, Inc.	4,490	139,325
Monro Muffler Brake, Inc.	3,495	167,935
Sonic Automotive, Inc. - Class A	7,195	152,102
		1,019,492
Textiles, Apparel & Luxury Goods - 4.4%
Fifth & Pacific Companies, Inc. (a)	10,945	244,511
Oxford Industries, Inc.	2,465	153,816

Skechers U. S. A., Inc. - Class A (a)	1,500	36,015
Wolverine World Wide, Inc.	3,175	173,387
		607,729
Thrifts & Mortgage Finance - 1.0%
Capitol Federal Financial Inc.	11,900	144,466

Trading Companies & Distributors - 3.6%
Applied Industrial Technologies, Inc.	3,350	161,905
Beacon Roofing Supply, Inc. (a)	4,345	164,589
WESCO International, Inc. (a)	2,485	168,881
		495,375
TOTAL COMMON STOCKS
(Cost $10,653,569)		12,861,853

SHORT-TERM INVESTMENTS - 7.3%

Money Market Funds (c) - 7.3%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	356,346	356,346
Federated Government Obligations Fund -
Institutional Shares, 0.01%	362,949	362,949
Invesco Short Term Investments Trust -
Treasury Portfolio - Institutional
Shares, 0.02%	288,829	288,829

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,008,124)		1,008,124

Total Investments - 100.0%
(Cost $11,661,693)		13,869,977
Other Assets in Excess of Liabilities - 0.0%		5,687
TOTAL NET ASSETS - 100.0%		$13,875,664

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Assets:
Investments, at value*	$50,324,868	$37,044,047	$13,869,977
Cash	—	—	941
Dividends and interest receivable	69,705	14,192	5,912
Receivable for fund shares sold	80,079	7,613	21,500
Other assets	13,556	14,025	12,185
Total assets	50,488,208	37,079,877	13,910,515

Liabilities:
Payable for investment advisory fees	107,690	74,564	4,871
Payable for distribution expense (Note B)	52,335	44,996	7,038
Payable for fund shares redeemed	35,875	130	1
Payable for accounting and transfer agent fees and expenses	11,963	10,954	7,643
Payable for professional fees	8,368	7,750	6,391
Payable for administrative fees	7,963	5,823	3,842
Accrued expenses and other liabilities	5,592	3,874	5,065
Total liabilities	229,786	148,091	34,851
Net Assets	$50,258,422	$36,931,786	$13,875,664

Net Assets Consist of:
Paid in capital	$31,328,897	$22,833,333	$11,601,229
Accumulated net investment income	86,152	—	—
Accumulated net realized gain on securities	2,316,805	1,152,170	66,151
Net unrealized appreciation on investments	16,526,568	12,946,283	2,208,284
Net Assets	$50,258,422	$36,931,786	$13,875,664

Net Assets	$50,258,422	$36,931,786	$13,875,664
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,093,528	1,868,499	1,718,072
Net asset value per share
(offering and redemption price)	$16.25	$19.77	$8.08

* Cost of Investments	$33,798,300	$24,097,764	$11,661,693

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations
For the Six Months ended June 30, 2013 (Unaudited)

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Investment Income:
Dividends*	$453,649	$164,235	$41,332
Interest	25	96	24
Total income	453,674	164,331	41,356

Expenses:
Investment advisory fees	223,776	165,410	60,902
Distribution expense (Note B)	62,160	45,947	15,226
Accounting and transfer agent fees and expenses	36,208	33,872	22,419
Administrative fees	23,843	17,620	11,645
Federal and state registration	13,064	11,940	11,699
Professional fees	6,045	5,066	2,819
Reports to shareholders	5,529	5,206	1,425
Trustees’ fees	4,294	3,334	1,086
Custody fees and expenses	3,713	2,361	13,051
Other	4,630	3,664	1,240
Total expenses	383,262	294,420	141,512
Less, expense waiver and/or reimbursement (Note B)	(10,302)	(18,737)	(50,158)
Net expenses	372,960	275,683	91,354
Net investment income (loss)	80,714	(111,352)	(49,998)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,921,764	827,789	111,279
Net change in unrealized appreciation/depreciation on investments	4,717,572	1,631,688	1,088,249
Net Realized and Unrealized Gain on Investments	6,639,336	2,459,477	1,199,528

Net Increase in Net Assets Resulting from Operations	$6,720,050	$2,348,125	$1,149,530

* Net of foreign taxes withheld	$—	$—	$98

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2013	December 31,	June 30, 2013	December 31,
	(Unaudited)	2012	(Unaudited)	2012
Operations:
Net investment income (loss)	$80,714	$217,764	$(111,352)	$(131,263)
Net realized gain on investments	1,921,764	1,326,430	827,789	673,619
Net change in unrealized
appreciation/depreciation on investments	4,717,572	3,495,779	1,631,688	2,988,753

Net increase in net assets resulting from operations	6,720,050	5,039,973	2,348,125	3,531,109

Dividends and Distributions to Shareholders:
Net investment income	—	(217,662)	—	—
Net realized gain on investments	—	—	—	(193,245)
	—	(217,662)	—	(193,245)

Net increase (decrease) in net assets resulting
from Fund share transactions (Note C)	(3,363,513)	23,488	(731,602)	(1,720,497)

Total increase in net assets	3,356,537	4,845,799	1,616,523	1,617,367

Net Assets:
Beginning of period	46,901,885	42,056,086	35,315,263	33,697,896
End of period*	$50,258,422	$46,901,885	$36,931,786	$35,315,263
* Including accumulated net investment income of	$86,152	$5,438	$—	$—

	LKCM Aquinas
	Small Cap Fund
	Six Months Ended	Year Ended
	June 30, 2013	December 31,
	(Unaudited)	2012
Operations:
Net investment loss	$(49,998)	$(2,809)
Net realized gain on investments	111,279	890,642
Net change in unrealized
appreciation/depreciation on investments	1,088,249	(51,171)

Net increase in net assets resulting from operations	1,149,530	836,662

Dividends and Distributions to Shareholders:
Net realized gain on investments	—	(881,020)

Net increase in net assets resulting
from Fund share transactions (Note C)	1,042,221	691,086

Total increase in net assets	2,191,751	646,728

Net Assets:
Beginning of period	11,683,913	11,037,185
End of period	$13,875,664	$11,683,913

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$14.18		$12.72	$12.68	$10.82	$8.15	$13.07
Net investment income	0.03		0.07	0.02	0.00 (1)	0.02	0.04
Net realized and unrealized gain (loss) on investments	2.04		1.46	0.04	1.87	2.67	(4.92)
Total from investment operations	2.07		1.53	0.06	1.87	2.69	(4.88)
Dividends from net investment income	—		(0.07)	(0.02)	(0.01)	(0.02)	(0.04)
Net Asset Value - End of Period	$16.25		$14.18	$12.72	$12.68	$10.82	$8.15
Total Return	14.60	%(2)	12.01%	0.46%	17.25%	32.94%	(37.34)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$50,258		$46,902	$42,056	$38,354	$36,536	$25,184
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.54	%(3)	1.54%	1.55%	1.57%	1.65%	1.58%
After expense waiver and/or reimbursement	1.50	%(3)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.28	%(3)	0.44%	0.11%	(0.06)%	0.04%	0.28%
After expense waiver and/or reimbursement	0.32	%(3)	0.48%	0.16%	0.01%	0.19%	0.36%
Portfolio turnover rate	5%		28%	29%	31%	29%	70%

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

	LKCM Aquinas Growth Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$18.53		$16.86	$16.61	$14.25	$10.96	$16.38
Net investment loss(1)	(0.06)		(0.07)	(0.10)	(0.08)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.30		1.84	0.35	2.44	3.33	(5.37)
Total from investment operations	1.24		1.77	0.25	2.36	3.29	(5.42)
Dividends from net investment income	—		—	—	—	—	(0.00	)(2)
Distributions from net realized gains	—		(0.10)	—	—	—	—
Total dividends and distributions	—		(0.10)	—	—	—	(0.00	)(2)
Net Asset Value - End of Period	$19.77		$18.53	$16.86	$16.61	$14.25	$10.96
Total Return	6.69	%(3)	10.52%	1.51%	16.56%	30.02%	(33.07)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$36,932		$35,315	$33,698	$31,099	$34,071	$26,944
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.60	%(4)	1.58%	1.60%	1.63%	1.66%	1.56%
After expense waiver and/or reimbursement	1.50	%(4)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.71	)%(4)	(0.44)%	(0.71)%	(0.65)%	(0.46)%	(0.40)%
After expense waiver and/or reimbursement	(0.61	)%(4)	(0.36)%	(0.61)%	(0.52)%	(0.30)%	(0.34)%
Portfolio turnover rate	8%		42%	50%	46%	47%	67%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2013		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2012		2011		2010		2009		2008
Net Asset Value - Beginning of Period	$7.34		$7.35		$7.07		$5.25		$4.03		$6.47
Net investment loss	(0.03	)(1)	(0.00	)(1)(2)	(0.06	)(1)	(0.05	)(1)	(0.04	)(3)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	0.77		0.59		0.34		1.87		1.26		(2.40)
Total from investment operations	0.74		0.59		0.28		1.82		1.22		(2.44)
Distributions from net realized gains	—		(0.60)		—		—		—		(0.00	)(2)
Net Asset Value - End of Period	$8.08		$7.34		$7.35		$7.07		$5.25		$4.03
Total Return	10.08	%(4)	8.16%		3.96%		34.67%		30.27%		(37.64)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$13,876		$11,684		$11,037		$6,505		$5,265		$3,403
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.32	%(5)	2.32%		2.44%		3.26%		3.68%		2.91%
After expense waiver and/or reimbursement	1.50	%(5)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.64	)%(5)	(0.84)%		(1.81)%		(2.70)%		(3.03)%		(2.11)%
After expense waiver and/or reimbursement	(0.82	)%(5)	(0.02)%		(0.87)%		(0.94)%		(0.85)%		(0.70)%
Portfolio turnover rate	33%		82%		70%		84%		66%		91%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

17

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by the Funds in their discretion.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings.  The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $3 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

18

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2013:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$49,542,008	$—	$—	$49,542,008
Money Market Fund	782,860	—	—	782,860
Total Investments*	$50,324,868	$—	$—	$50,324,868

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$36,642,739	$—	$—	$36,642,739
Money Market Fund	401,308	—	—	401,308
Total Investments*	$37,044,047	$—	$—	$37,044,047

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$12,861,853	$—	$—	$12,861,853
Money Market Funds	1,008,124	—	—	1,008,124
Total Investments*	$13,869,977	$—	$—	$13,869,977

* Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.
There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

19

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2014 in order to limit each Fund’s operating expenses to the annual cap rates identified below. For the six months ended June 30, 2013, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived in 2013	$10,302	$18,737	$50,158

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2013, fees incurred by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $62,160, $45,947 and $15,226, respectively.

C.  Fund Shares: At June 30, 2013, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Aquinas Value Fund
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	190,866	$2,980,645	577,271	$7,824,828
Shares issued to shareholders in
reinvestment of distributions	—	—	12,532	174,693
Shares redeemed	(404,132)	(6,344,334)	(589,420)	(7,976,206)
Redemption fee		176		173
Net increase (decrease)	(213,266)	$(3,363,513)	383	$23,488

Shares Outstanding:
Beginning of period	3,306,794		3,306,411
End of period	3,093,528		3,306,794

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Aquinas Growth Fund
	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	89,499	$1,744,106	253,717	$4,583,853
Shares issued to shareholders in
reinvestment of distributions	—	—	10,439	189,988
Shares redeemed	(126,432)	(2,475,902)	(357,597)	(6,494,565)
Redemption fee		194		227
Net decrease	(36,933)	$(731,602)	(93,441)	$(1,720,497)

Shares Outstanding:
Beginning of period	1,905,432		1,998,873
End of period	1,868,499		1,905,432

Aquinas Small Cap Fund

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	321,292	$2,551,973	921,819	$7,462,341
Shares issued to shareholders in
reinvestment of distributions	—	—	117,087	840,682
Shares redeemed	(194,724)	(1,509,943)	(948,412)	(7,613,540)
Redemption fee		191		1,603
Net increase	126,568	$1,042,221	90,494	$691,086

Shares Outstanding:
Beginning of period	1,591,504		1,501,010
End of period	1,718,072		1,591,504

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$2,332,256	$—	$5,603,757
LKCM Aquinas Growth Fund	—	2,951,270	—	3,518,178
LKCM Aquinas Small Cap Fund	—	4,302,435	—	3,928,866

E.  Tax Information:  At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Cost of Investments	$34,962,465	$24,130,105	$10,543,058
Gross Unrealized Appreciation	$12,250,764	$11,446,334	$1,486,475
Gross Unrealized Depreciation	(441,768)	(131,739)	(384,950)
Net Unrealized Appreciation	$11,808,996	$11,314,595	$1,101,525
Undistributed Ordinary Income	$5,438	$—	$—
Undistributed Long-Term Capital Gain	395,041	324,381	—
Total Distributable Earnings	$400,479	$324,381	$—
Other Accumulated Losses	$—	$—	$(26,618)
Total Accumulated Gains	$12,209,475	$11,638,976	$1,074,907

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

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To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended December 31, 2012, the LKCM Aquinas Value Fund and LKCM Aquinas Growth Fund utilized capital loss carryforwards of $720,778 and $103,330, respectively.

At December 31, 2012, the LKCM Aquinas Small Cap Fund deferred, on a tax basis, post-October capital losses of $26,618.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
LKCM Aquinas Value Fund	$—	$—	$217,662	$—
LKCM Aquinas Growth Fund	—	—	—	193,245
LKCM Aquinas Small Cap Fund	—	—	—	881,020

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2009 through December 31, 2012. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2012. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expenses” and penalties in “other expenses” on the statement of operations.

F.  Subsequent Events:  In preparing these financial statements, the Trust has evaluated events after June 30, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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LKCM Funds
Additional Information
June 30, 2013 (Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Election of Trustees:  On February 21, 2013, the Trust held a Special Meeting of Shareholders to elect Trustees to the Board of Trustees of the Trust.  In connection with the Special Meeting of Shareholders, the Trust’s shareholders elected J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., Richard J. Howell, Steven Purvis and Larry J. Lockwood to serve as trustees to the Board of Trustees of the Trust.

The following table illustrates the results of the voting with respect to the election of Trustees:

Trustee	For	Withheld
J. Luther King Jr.	83,209,072	2,032,811
H. Kirk Downey	83,238,239	2,003,646
Earle A. Shields, Jr.	83,208,667	2,033,217
Richard J. Howell	83,248,488	1,993,396
Steven R. Purvis	80,694,422	4,547,461
Larry J. Lockwood	84,999,777	242,107

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM AQUINAS FUNDS

Introduction.  At a meeting held on February 26, 2013, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, and LKCM Aquinas Growth Fund (each, an “Aquinas Fund” and collectively, the “Aquinas Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Aquinas Funds’ Catholic-values  investing mandate, each Aquinas Fund’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement.  The Board also meets each quarter to review various aspects of the Aquinas Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979.  The Board noted that each Aquinas Fund is managed in accordance with its Catholic-values investing guidelines.  The Board also noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Aquinas Funds, or impair its ability to meet its expense cap and reimbursement obligations to the Aquinas Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The

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Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Aquinas Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.

In addition, the Board considered LKCM’s description of its best execution practices.  The Board also noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Aquinas Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Aquinas Funds.  The Board considered the performance of each Aquinas Fund compared to the Aquinas Fund’s benchmark index (“Benchmark”) and peer group of funds compiled by Lipper, Inc. (“Lipper Index”) for various periods ended December 31, 2012.  In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its Catholic-values investing guidelines, which generally are not applicable to funds included in the respective Lipper Indexes.  The Board also considered LKCM’s discussion of each Fund’s performance.

The Board noted that the Aquinas Value Fund outperformed its Benchmark for the five-year and since inception periods, but underperformed its Benchmark during the one-year and three-year periods.  The Board noted that the Aquinas Value Fund outperformed the Lipper Index for the three-year, five-year and since inception periods, but underperformed the Lipper Index for the one-year period.

The Board noted that the Aquinas Growth Fund underperformed its Benchmark for all years presented.  The Board also noted that the Aquinas Growth Fund outperformed the Lipper Index during the three-year and five-year periods, but underperformed the Lipper Index during the one-year and since inception periods.

The Board noted that the Aquinas Small Cap Fund outperformed its Benchmark for the three-year, five-year and since inception periods, but underperformed its Benchmark for the one-year period.  The Board also noted that the Aquinas Small Cap Fund outperformed the Lipper Index for the thee-year and five-year periods, but underperformed the Lipper Index for the one-year and since inception periods.

Fees and Expenses.  The Board considered the advisory fee rates and the net expense ratios (after fee waivers and/or expense reimbursements) of each Aquinas Fund relative to similar funds and LKCM’s other clients.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Aquinas Fund until April 30, 2014.  The Board noted that the fee rates for the Aquinas Funds may be higher than other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing guidelines provided by the United States Conference of Catholic Bishops.  The Board compared the contractual advisory fee rate and the net expense ratio of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate for the Aquinas Small Cap Fund was at the high end of the third quartile and the low end of the fourth quartile of the Lipper Category and the Fund’s net expense ratio was in the second quartile of the Lipper Category.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the net expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Value Fund were in the fourth quartile and third quartile of the Lipper Category, respectively.  In this case, the advisory fee rate and net expense ratio were both higher than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Growth Fund were in the fourth quartile and third quartile of the Lipper Category, respectively.  In this case, the advisory fee rate and net expense ratio were both higher than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Aquinas Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Aquinas Funds.  In addition, the Board considered that there are additional expenses incurred by LKCM in managing the Aquinas Funds due to their mandate for Catholic-values investing and that the Lipper Category may not account for these additional expenses.  The Board also noted LKCM’s representation that the subadvisory fee rates it charges other funds reflect the narrower scope of compliance and investment management responsibilities that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Aquinas Funds and the profitability of LKCM.  The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years.  The Board also reviewed the estimated profit and loss statement provided by LKCM on a fund-by-fund basis.  In this regard, the Board noted that LKCM estimated it made a profit on the Aquinas Value and Aquinas Growth Funds, but not the Aquinas Small Cap Fund.

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With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low.  Based on these asset levels, the Board noted that LKCM believes that further economies of scale likely cannot be achieved until assets increase in the Aquinas Funds.

In addition, the Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft dollar and commission sharing arrangements for third party and proprietary research used LKCM in connection with its investment process.  The Board also noted that LKCM believes that its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community.  The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or sub-advisory relationships with other mutual funds, and the Funds, which may gain additional shareholders.

Conclusion.  Based on its evaluation of these and other factors, the Board concluded with respect to each Aquinas Fund that (1) each Aquinas Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Aquinas Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Aquinas Fund shareholders with reasonable benefits associated with economies of scale based on the asset levels in the Aquinas Funds.  In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement with respect to each Aquinas Fund.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees

J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Secretary & Treasurer
Vice President	Trustee	Richard Lenart

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)  The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                LKCM Funds

By (Signature and Title)                      /s/J. Luther King, Jr.
J. Luther King, Jr., President

Date     August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/J. Luther King, Jr.
J. Luther King, Jr., President

Date     August 30, 2013

By (Signature and Title)                      /s/Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date     August 30, 2013